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                                                                     Exhibit 4.2

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                         AETNA LIFE AND CASUALTY COMPANY (To Be Renamed Aetna
                      Services, Inc.)
                                                                          ISSUER

                                   AETNA INC.,

                                                                       GUARANTOR

                                       and

                           STATE STREET BANK AND TRUST
                  COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION,

                                                                         TRUSTEE

                                   ----------

                                    INDENTURE

                            Dated as of July 1, 1996

                                   ----------

                          Subordinated Debt Securities

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Reconciliation and tie between certain Sections of this Indenture, dated as of
July 1, 1996, and Sections 310 through 318, inclusive, of the Trust Indenture Act of 1939:

Trust Indenture
      Act Section.........................
            Indenture Section
ss. 310(a)(1)............................. 609
      (a)(2).............................. 609
      (a)(3).............................. Not Applicable
      (a)(4).............................. Not Applicable
      (b)................................. 608
      .................................... 610
ss. 311(a)................................ 613
      (b)................................. 613
ss. 312(a)................................ 701
      .................................... 702(a)
      (b)................................. 702(b)
      (c)................................. 702(c)
ss. 313(a)................................ 703(a)
      (b)................................. 703(a)
      (c)................................. 703(a)
      (d)................................. 703(b)
ss. 314(a)................................ 704
      (a)(4).............................. 101
      .................................... 1004
      (b)................................. Not Applicable
      (c)(1).............................. 102
      (c)(2).............................. 102
      (c)(3).............................. Not Applicable
      (d)................................. Not Applicable
      (e)................................. 102
ss. 315(a)................................ 601
      (b)................................. 602
      (c)................................. 601
      (d)................................. 601
      (e)................................. 514
ss. 316(a)................................ 101
      (a)(1)(A)........................... 502
      .................................... 512
      (a)(1)(B)........................... 513
               (a)(2).............................. Not Applicable
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      (b)................................. 508
      (c)................................. 104(c)
ss. 317(a)(1)............................. 503
      (a)(2).............................. 504
      (b)................................. 1003
ss. 318(a)................................ 107

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NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                       3
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                         TABLE OF CONTENTS

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                                                                            Page
                                                                            ----
PARTIES........................................................................1
RECITALS.......................................................................1

ARTICLE ONE
      Definitions and Other Provisions of General Application..................1
      Section 101.  Definitions................................................1
      Section 102.  Compliance Certificates and Opinions......................11
      Section 103.  Form of Documents Delivered to Trustee....................12
      Section 104.  Acts of Holders; Record Dates.............................13
      Section 105.  Notices, Etc., to Trustee, Company and Guarantor..........14
      Section 106.  Notice to Holders; Waiver.................................15
      Section 107.  Conflict with Trust Indenture Act.........................15
      Section 108.  Effect of Headings and Table of Contents..................16
      Section 109.  Successors and Assigns....................................16
      Section 110.  Separability Clause.......................................16
      Section 111.  Benefits of Indenture.....................................16
      Section 112.  Governing Law.............................................16
      Section 113.  Legal Holidays............................................16
      Section 114.  Personal Immunity from Liability for Incorporators,
            Stockholders, Etc.................................................17
ARTICLE TWO
      Security Forms..........................................................17
      Section 201.  Forms Generally...........................................17
      Section 202.  Form of Face of Security..................................18
      Section 203.  Form of Reverse of Security...............................21
      Section 204.  Form of Legend for Global Securities......................25
      Section 205.  Form of Trustee's Certificate of Authentication...........26
      Section 206.  Form of Guarantee.........................................26
ARTICLE THREE
      The Securities..........................................................29
      Section 301.  Amount Unlimited; Issuable in Series......................29
      Section 302.  Denominations.............................................32
      Section 303.  Execution, Authentication, Delivery and Dating............32
      Section 304.  Temporary Securities......................................35

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NOTE:  This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

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                                                                            Page
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      Section 305.  Registration, Registration of Transfer and Exchange.......36
      Section 306.  Mutilated, Destroyed, Lost and Stolen Securities..........38
      Section 307.  Payment of Interest; Interest Rights Preserved............38
      Section 308.  Persons Deemed Owners.....................................40
      Section 309.  Cancellation..............................................40
      Section 310.  Computation of Interest...................................41
ARTICLE FOUR
      Satisfaction and Discharge..............................................41
      Section 401.  Satisfaction and Discharge of Indenture...................41
      Section 402.  Application of Trust Fund.................................43
ARTICLE FIVE
      Remedies................................................................44
      Section 501.  Events of Default.........................................44
      Section 502.  Acceleration of Maturity; Rescission and Annulment........47
      Section 503.  Collection of Indebtedness and Suits for Enforcement
            by Trustee........................................................49
      Section 504.  Trustee May File Proofs of Claim..........................50
      Section 505.  Trustee May Enforce Claims Without Possession of
            Securities........................................................51
      Section 506.  Application of Money Collected............................51
      Section 507.  Limitation on Suits.......................................52
      Section 508.  Unconditional Right of Holders to Receive Principal,
            Premium and Interest..............................................53
      Section 509.  Restoration of Rights and Remedies........................53
      Section 510.  Rights and Remedies Cumulative............................53
      Section 511.  Delay or Omission Not Waiver..............................53
      Section 512.  Control by Holders........................................54
      Section 513.  Waiver of Past Defaults...................................54
      Section 514.  Undertaking for Costs.....................................55
ARTICLE SIX
      The Trustee.............................................................56
      Section 601.  Certain Duties and Responsibilities.......................56
      Section 602.  Notice of Defaults........................................56
      Section 603.  Certain Rights of Trustee.................................56
      Section 604.  Not Responsible for Recitals or Issuance of
            Securities........................................................58
      Section 605.  May Hold Securities.......................................58

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NOTE:  This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

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                                                                            Page
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      Section 606.  Money Held in Trust.......................................58
      Section 607.  Compensation and Reimbursement............................58
      Section 608.  Disqualification; Conflicting Interests...................59
      Section 610.  Resignation and Removal; Appointment of Successor.........59
      Section 611.  Acceptance of Appointment by Successor....................61
      Section 612.  Merger, Conversion, Consolidation or Succession to
            Business..........................................................63
      Section 613.  Preferential Collection of Claims Against Company
            or Guarantor......................................................63
      Section 614.  Appointment of Authenticating Agent.......................63
ARTICLE SEVEN
      Holders' Lists and Reports by Trustee, Company and Guarantor............65
      Section 701.  Company and Guarantor to Furnish Trustee Names
            and Addresses of Holders..........................................65
      Section 702.  Preservation of Information; Communications to
            Holders...........................................................66
      Section 703.  Reports by Trustee........................................66
      Section 704.  Reports by Company and Guarantor..........................66
ARTICLE EIGHT
      Consolidation, Merger, or Sale of Assets................................67
      Section 801.  Company or Guarantor May Consolidate, Etc., Only
            on Certain Terms..................................................67
      Section 802.  Successor Substituted.....................................68
      Section 803.  Assumption by Guarantor or Subsidiary of
            Company's Obligations.............................................68
ARTICLE NINE
      Supplemental Indentures.................................................70
      Section 901.  Supplemental Indentures Without Consent of
            Holders...........................................................70
      Section 902.  Supplemental Indentures with Consent of Holders...........72
      Section 903.  Execution of Supplemental Indentures......................73
      Section 904.  Effect of Supplemental Indentures.........................73
      Section 905.  Conformity with Trust Indenture Act.......................74
      Section 906.  Reference in Securities to Supplemental Indentures........74
      Section 907.  Waiver of Compliance by Holders...........................74
      Section 908.  Subordination Unimpaired..................................74

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NOTE:  This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

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                                                                            Page
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ARTICLE TEN
      Covenants...............................................................75
      Section 1001.  Payment of Principal, Premium and Interest...............75
      Section 1002.  Maintenance of Office or Agency by Company and
            Guarantor.........................................................75
      Section 1003.  Money for Securities Payments to Be Held in Trust........76
      Section 1004.  Statement by Officers as to Default......................77
      Section 1005.  Limitations on Liens on Common Stock of
            Principal Subsidiaries............................................78
ARTICLE ELEVEN
      Redemption of Securities................................................78
      Section 1101.  Applicability of Article.................................78
      Section 1102.  Election to Redeem; Notice to Trustee....................78
      Section 1103.  Selection by Trustee of Securities To Be Redeemed........79
      Section 1104.  Notice of Redemption.....................................79
      Section 1105.  Deposit of Redemption Price..............................80
      Section 1106.  Securities Payable on Redemption Date....................80
      Section 1107.  Securities Redeemed in Part..............................81
ARTICLE TWELVE
      Defeasance and Covenant Defeasance......................................81
      Section 1201.  Company's Option to Effect Defeasance or
            Covenant Defeasance...............................................81
      Section 1202.  Defeasance and Discharge.................................81
      Section 1203.  Covenant Defeasance......................................82
      Section 1204.  Conditions to Defeasance or Covenant Defeasance..........83
      Section 1205.  Deposited Money and U.S. Government
            Obligations or Foreign Government Obligations to be Held
            In Trust; Other Miscellaneous Provisions..........................86
      Section 1206.  Reinstatement............................................87
ARTICLE THIRTEEN
      Sinking Funds...........................................................88
      Section 1301.  Applicability of Article.................................88
      Section 1302.  Satisfaction of Sinking Fund Payments with
            Securities........................................................88
      Section 1303.  Redemption of Securities for Sinking Fund................88
ARTICLE FOURTEEN
      Subordination of Securities.............................................89

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NOTE:  This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

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                                                                            Page
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      Section 1401.  Securities Subordinate to Senior Debt of the
            Company...........................................................89
      Section 1402.  Payment Over of Proceeds Upon Dissolution, Etc.
            of the Company....................................................89
      Section 1403.  Prior Payment to Senior Debt of the Company Upon
            Acceleration of Securities........................................91
      Section 1404.  No Payment When Senior Debt of the Company in
            Default...........................................................92
      Section 1405.  Payment Permitted If No Default..........................92
      Section 1406.  Subrogation to Rights of Holders of Senior Debt of
            the Company.......................................................93
      Section 1407.  Provisions Solely to Define Relative Rights..............94
      Section 1408.  Trustee to Effectuate Subordination......................94
      Section 1409.  No Waiver of Subordination Provisions....................94
      Section 1410.  Notice to Trustee........................................95
      Section 1411.  Reliance on Judicial Order or Certificate of
            Liquidating Agent.................................................96
      Section 1412.  Trustee Not Fiduciary For Holders of Senior Debt
            of the Company....................................................96
      Section 1413.  Rights of Trustee as Holder of Senior Debt of the
            Company; Preservation of Trustee's Rights.........................97
      Section 1414.  Article Applicable to Paying Agents......................97
      Section 1415.  Defeasance of This Article Fourteen......................97
ARTICLE FIFTEEN
      Guarantee of Securities.................................................97
      Section 1501.  Guarantee................................................97
      Section 1502.  Subrogation..............................................98
      Section 1503.  Reinstatement............................................99
      Section 1504.  Execution and Delivery of Guarantees.....................99
ARTICLE SIXTEEN
      Subordination of Guarantees.............................................99
      Section 1601.  Guarantees Subordinate to Senior Debt of the
            Guarantor.........................................................99
      Section 1602.  Payment Over of Proceeds Upon Dissolution, Etc.
            of the Guarantor.................................................100
      Section 1603.  Prior Payment to Senior Debt of the Guarantor
            Upon Acceleration of Securities..................................101

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NOTE:  This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

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                                                                            Page
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      Section 1604.  No Payment When Senior Debt of the Guarantor in
            Default..........................................................102
      Section 1605.  Payment Permitted If No Default.........................103
      Section 1606.  Subrogation to Rights of Holders of Senior Debt of
            the Guarantor....................................................103
      Section 1607.  Provisions Solely to Define Relative Rights.............104
      Section 1608.  Trustee to Effectuate Subordination.....................105
      Section 1609.  No Waiver of Subordination Provisions...................105
      Section 1610.  Notice to Trustee.......................................106
      Section 1611.  Reliance on Judicial Order or Certificate of
            Liquidating Agent................................................107
      Section 1612.  Trustee Not Fiduciary For Holders of Senior Debt
            of the Guarantor.................................................107
      Section 1613.  Rights of Trustee as Holder of Senior Debt of the
            Guarantor; Preservation of Trustee's Rights......................107
      Section 1614.  Article Applicable to Paying Agents.....................108
      Section 1615.  Defeasance of This Article Sixteen......................108

TESTIMONIUM
SIGNATURES AND SEALS
ACKNOWLEDGEMENTS

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NOTE:  This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

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      INDENTURE, dated as of July 1, 1996, among AETNA LIFE AND CASUALTY COMPANY
(to be renamed Aetna Services, Inc.), a corporation duly organized and validly existing under the laws of the State of Connecticut (herein called the "Company"), having its principal office at 151 Farmington Avenue, Hartford, Connecticut 06156, AETNA INC., a corporation duly organized and existing under the laws of the State of Connecticut (herein called the "Guarantor"), having its principal office at 151 Farmington Avenue, Hartford, Connecticut 06156, and
STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, a national association duly organized and existing under the laws of the United States of America, as Trustee (herein called the "Trustee").

                             RECITALS

      The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

      The Guarantor has duly authorized the unconditional guarantee of the Securities on the terms hereinafter set forth and the execution and delivery of the Indenture.

      All things necessary to make this Indenture a valid agreement of the Company and the Guarantor, in accordance with its terms, have been done.

      NOW, THEREFORE, THIS INDENTURE WITNESSETH:

      For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                            ARTICLE ONE

       Definitions and Other Provisions of General Application

      Section 101.  Definitions.

      For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings
            assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust
            Indenture Act or the Securities Act of 1933, as amended, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

                  (4) the words "Article" and "Section" refer to an Article and
            Section, respectively, of this Indenture; and

                  (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

      "Act", when used with respect to any Holder, has the meaning specified in
Section 104.

      "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities of one or more series.

      "Board of Directors", when used with reference to either the Company or the Guarantor, means either (i) the Board of Directors of the Company or the Guarantor, as the case may be, the Executive Committee of such Board of Directors or any other duly authorized committee of directors and/or officers appointed by such Board of Directors or Executive Committee, or (ii) one or more duly authorized officers of the Company or the Guarantor, as the case may be, to whom the Board of Directors of the Company or the Guarantor or a committee thereof has delegated the authority to act with respect to the matters contemplated by this Indenture.

      "Board Resolution", when used with reference to either the Company or the Guarantor, means (i) a copy of a resolution certified by the Corporate

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Secretary or an Assistant Corporate Secretary of the Company or the Guarantor,
as the case may be, to have been duly adopted by the Board of Directors or a committee thereof and to be in full force and effect on the date of such certification or (ii) a certificate signed by the authorized officer or officers of the Company or the Guarantor, as the case may be, to whom the Board of Directors of the Company or the Guarantor or a committee thereof has delegated its authority (as described in the definition of Board of Directors), and in each case, delivered to the Trustee.

      "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

      "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

      "Common Stock" means with respect to any Principal Subsidiary, stock of any class, however designated, except stock which is non-participating beyond fixed dividend and liquidation preferences and the holders of which have either no voting rights or limited voting rights entitling them, only in the case of certain contingencies, to elect less than a majority of the directors (or persons performing similar functions) of such Principal Subsidiary, and shall include securities of any class, however designated, which are convertible into such Common Stock.

      "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

      "Company Request" or "Company Order", when used with reference to the Company or the Guarantor, means a written request or order signed in the name of the Company or of the Guarantor, as the case may be, by (i) any two of the following individuals: the Chairman, the President, a Vice Chairman, or a Vice President, or (ii) by one of the foregoing individuals and by any other Vice President, the Treasurer, an Assistant Treasurer, the Corporate Secretary or an Assistant Corporate Secretary or any other individual authorized by the Board of Directors for such purpose, and delivered to the Trustee.

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      "Corporate Trust Office" means the principal office of the Trustee located at 750 Main Street, Suite 1114, Hartford, Connecticut 06103 at which at any particular time its corporate trust business shall be administered.

      "corporation" means a corporation, association, company, joint-stock company or business trust.

      "Covenant Defeasance" has the meaning specified in Section 1203.

      "Debt" means (without duplication and without regard to any portion of principal amount that has not accrued and to any interest component thereof (whether accrued or imputed) that is not due and payable) with respect to any Person, whether recourse is to all or a portion of the assets of such Person and whether or not contingent, (i) every obligation of such Person for money borrowed, (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses, (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business), (v) every capital lease obligation of such Person, and (vi) every obligation of the type referred to in clauses (i) through (v) of another Person and all dividends of another Person the payment of which, in either case, such Person has guaranteed or is responsible or liable for, directly or indirectly, as obligor or otherwise.

      "Defaulted Interest" has the meaning specified in Section 307.

      "Defeasance" has the meaning specified in Section 1202.

      "Depositary" means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 301.

      "Event of Default" has the meaning specified in Section 501.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute thereto.

      "Floating or Adjustable Rate Provision" means a formula or provision, specified in or pursuant to a Board Resolution or an indenture supplemental

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hereto, providing for the determination, whether pursuant to objective factors or pursuant to the sole discretion of any Person (including the Company), and periodic adjustment of the interest rate borne by a Floating or Adjustable Rate Security.

      "Floating or Adjustable Rate Security" means any Security which provides for interest thereon at a periodic rate that may vary from time to time over the term thereof in accordance with a Floating or Adjustable Rate Provision.

      "Foreign Government Obligations" has the meaning specified in Section
1204.

      "Global Security" means a Security that evidences all or part of the Securities of any series and is authenticated and delivered to, and registered in the name of, the Depositary for such Securities or a nominee thereof.

      "Guarantee" means any guarantee of the Guarantor endorsed on a Security authenticated and delivered pursuant to this Indenture and shall include the guarantee set forth in Section 1501.

      "Guaranteed Obligations" shall have the meaning set forth in Section
1501.

      "Guarantor" means the Person named as the "Guarantor" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Guarantor" shall mean such successor Person.

      "Guarantor Junior Subordinated Payment" has the meaning specified in
Section 1602.

      "Guarantor Proceeding" has the meaning specified in Section 1602.

      "Holder" means a Person in whose name a Security is registered in the Security Register.

      "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

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

The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 301.

      "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

      "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an instalment of interest on such Security.

      "Junior Subordinated Payment" has the meaning specified in Section
1402.

      "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an instalment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

      "Non-Recourse Debt" means any indebtedness for money borrowed as to which the liability of the Guarantor, the Company or the Principal Subsidiaries is limited solely to specific assets.

      "Notice of Default" means a written notice of the kind specified in
Section 501(4).

      "Officers' Certificate" when used with respect to the Company or the Guarantor, means a certificate signed by (i) any two of the following individuals: the Chairman, the President, a Vice Chairman or a Vice President, or (ii) by one of the foregoing individuals and by any other Vice President, the Treasurer, an Assistant Treasurer, the Corporate Secretary or an Assistant Corporate Secretary, of the Company or the Guarantor, as the case may be, or any other individual authorized by the Board of Directors of the Company or the Guarantor, as the case may be, for such purpose, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of the Company or the Guarantor, as the case may be.

      "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel to the Company or the Guarantor, as the case may be, or who may be other counsel reasonably satisfactory to the Trustee. Each such opinion shall include the statements required by Section 314(e) of the Trust Indenture Act, if applicable.

      "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

      "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company or the Guarantor) in trust or set aside and segregated in trust by the Company or the Guarantor (if the Company or the Guarantor shall act as Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (iii) Securities as to which Defeasance has been effected
            pursuant to Section 1202; and

                  (iv) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (A) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 502, (B) the principal amount of a Security denominated in one or more foreign currencies or currency units shall be the U.S. dollar equivalent, determined in the manner provided as contemplated by
Section 301 on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar

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

equivalent on the date of original issuance of such Security of the amount determined as provided in (A) above) of such Security, and (C) Securities owned by the Company, the Guarantor or any other obligor upon the Securities or any Subsidiary of the Company or the Guarantor or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company, the Guarantor or any other obligor upon the Securities or any Subsidiary of the Company, the Guarantor or of such other obligor.

      "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

      "Person" means any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

      "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 301.

      "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

      "Principal Subsidiary" means only Aetna Life Insurance Company, Aetna Life Insurance and Annuity Company and U.S. Healthcare, Inc., and any other Subsidiary of the Guarantor which shall hereafter succeed by merger or otherwise to a major part of the business of one or more of the Principal Subsidiaries. The decision as to whether a Subsidiary shall have succeeded to a major part of the business of one or more of the Principal Subsidiaries shall be made in good faith by the Board of Directors of the Guarantor or a committee thereof by the adoption of a resolution so stating, and the Guarantor shall within 30 days of the date of the adoption of such resolution deliver to the Trustee a copy thereof, certified by the Corporate Secretary or an Assistant Corporate Secretary of the Guarantor.

      "Proceeding" has the meaning specified in Section 1402.

      "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

      "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

      "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

      "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

      "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

      "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

      "Senior Debt" with respect to any Person means the principal of (and premium, if any) and interest, if any (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to such Person to the extent that such claim for post-petition interest is allowed in such proceeding), on Debt of such Person, whether incurred on or prior to the date of this Indenture or thereafter incurred, unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligations are not superior in right of payment to the Securities, in the case of the Company, or the Guarantees, in the case of the Guarantor, or to other Debt of such Person which is pari passu with, or subordinated to the Securities, in the case of the Company, or the Guarantees, in the case of the Guarantor; provided, however, that Senior Debt shall not be deemed to include (1) in the case of the Company, the Securities, (2) in the case of the Guarantor, the Guarantees or (3) any other debt securities or guarantees in respect thereof issued to any other trusts, partnerships or other entity affiliated with the company or the Guarantor which is a financing vehicle of the Company or the Guarantor ("Financing Entity") in connection with the issuance of preferred securities of such Financing Entity, including, without limitation, indebtedness of the Company and the Guarantor's guarantee in respect thereof issued to Aetna Capital L.L.C. pursuant to that certain Indenture dated as of November 1, 1994 between Aetna Services, Inc. and The First National Bank of Chicago, as trustee, as amended by the First Indenture Supplement dated August 1, 1996 among Aetna Services, Inc., Aetna Inc. and The First National Bank of Chicago, as trustee.

      "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

      "Stated Maturity", when used with respect to any Security or any instalment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such instalment of principal or interest is due and payable.

      "Subsidiary" of any Person means a corporation more than 50% of the voting power of which is controlled, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more other Subsidiaries of such Person. For the purposes of this definition, "voting power" means the power to vote for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

      "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

      "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust

Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

      "U.S. Government Obligations" has the meaning specified in Section
1204.

      "Vice President", when used with respect to the Company, the Guarantor or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

      Section 102.  Compliance Certificates and Opinions.

      Upon any application or request by the Company or the Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or the Guarantor, as the case may be, shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company or the Guarantor, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

      Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (excluding certificates provided for in Section 1004) shall include

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the
            examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, such individual has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

      Section 103.  Form of Documents Delivered to Trustee.

      In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

      Any certificate or opinion of an officer of the Company or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which its certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or the Guarantor, as the case may be, stating that the information with respect to such factual matters is in the possession of the Company or the Guarantor, as the case may be, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

      Any certificate, statement or opinion of an officer of the Company or the Guarantor or of counsel may be based, insofar as it relates to accounting matters, upon a certificate, opinion or representation by an accountant or firm of accountants in the employ of the Company or the Guarantor, as the case may be, unless such officer or counsel, as the case may be, knows, or in the exercise of reasonable care should know, that the certificate, opinion or representation with respect to such accounting matters upon which its certificate, statement or opinion may be based is erroneous.

      Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

      Section 104.  Acts of Holders; Record Dates.

      (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company and the Guarantor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee, the Company and the Guarantor, if made in the manner provided in this Section.

      (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof. Where such execution is by a signer acting in a capacity other than such signer's individual capacity, such certificate or affidavit shall also constitute sufficient proof of such signer's authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

      (c) The Company or the Guarantor may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of Outstanding Securities of such series. If not set by the Company or the Guarantor prior to the first solicitation of a Holder of Securities of such series made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. With regard to any record date for action to be taken by the Holders of one or more series of Securities, only the Holders of Securities of such series on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

      (d) The ownership of Securities shall be proved by the Security Register or by a certificate of the Security Registrar.

      (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Company or the Guarantor in reliance thereon, whether or not notation of such action is made upon such Security.

      (f) Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

      Section 105.  Notices, Etc., to Trustee, Company and Guarantor.

      Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company or by the Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Department, or

                  (2) the Company or the Guarantor by the Trustee or by any
            Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, in the case of the Company, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument, Attention: Treasurer, or at any other address previously furnished in writing to the Trustee by the Company, with a copy to the Guarantor, and, in the case of the Guarantor, first-class postage prepaid and addressed to it at the address of its principal office specified in the first paragraph of this instrument, Attention:

            Treasurer, or at any other address previously furnished in writing to the Trustee by the Guarantor, with a copy to the Company.

      Section 106.  Notice to Holders; Waiver.

      Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at its address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice; provided, however, that the Company, the Guarantor or the Trustee, upon a good faith determination that mailing is in the circumstances impractical, may give such notice by any other method which, in the reasonable belief of the Company or the Guarantor or, in the case of the Trustee, of the Company, the Guarantor and the Trustee, is likely to be received by the Holders. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

      In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

      Section 107.  Conflict with Trust Indenture Act.

      If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

      Section 108.  Effect of Headings and Table of Contents.

      The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

      Section 109.  Successors and Assigns.

      All covenants and agreements in this Indenture by the Company or the Guarantor shall bind their successors and assigns, whether so expressed or not.

      Section 110.  Separability Clause.

      In case any provision in this Indenture or in the Securities or in the Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      Section 111.  Benefits of Indenture.

      Nothing in this Indenture or in the Securities or in the Guarantees, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders and, to the extent specifically set forth herein, the holders of Senior Debt of the Company or the Guarantor, as the case may be, any benefit or any legal or equitable right, remedy or claim under this Indenture.

      Section 112.  Governing Law.

      This Indenture and the Securities and the Guarantees shall be governed by and construed in accordance with the laws of the State of New York, but without regard to principles of conflicts of laws.

      Section 113.  Legal Holidays.

      In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of the Securities of any series which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such Interest Payment Date or Redemption Date, or at the Stated Maturity, as the case may be.

      Section 114. Personal Immunity from Liability for Incorporators, Stockholders, Etc.

      No recourse shall be had for the payment of the principal of or premium, if any, or interest, if any, on any Security, or for any claim based thereon, or otherwise in respect of any Security or of the Guarantees, or based on or in respect of this Indenture or any indenture supplemental hereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company or of any successor corporation, or of the Guarantor or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released as a condition of, and as consideration for, the execution of this Indenture and the issue of the Securities and the Guarantees.

                                   ARTICLE TWO

                                 Security Forms

      Section 201.  Forms Generally.

      The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution of the Company or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistent herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution of the Company, a copy of an appropriate record of such action shall be certified by the Corporate Secretary or an Assistant Corporate Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

      The Guarantees by the Guarantor to be endorsed on the Securities of each series shall be substantially in such form set forth in Section 206, or in such other form as shall be established by or pursuant to a Board Resolution of the Guarantor, or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistent herewith, be determined by the officers executing such Guarantees, all as evidenced by such execution. If the form of Guarantees to be endorsed on the Securities of any series is established by action taken pursuant to a Board Resolution of the Guarantor, a copy of an appropriate record of such action shall be certified by the Corporate Secretary or an Assistant Corporate Secretary of the Guarantor and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

      The definitive Securities and the Guarantees shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

      Section 202.  Form of Face of Security.

      [Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

                        [AETNA LIFE AND CASUALTY COMPANY]

                             [AETNA SERVICES, INC.]

                      [...%] GUARANTEED SUBORDINATED [ZERO
COUPON][NOTE][DEBENTURE]DUE...

      No. .........                                   [$] ........

      AETNA LIFE AND CASUALTY COMPANY, [AETNA SERVICES, INC.], a Connecticut corporation (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to .............................................., or registered assigns, the principal sum of ................ ................... [Dollars] [if
other than Dollars, substitute other currency or currency units] [if the
Security is to bear interest prior to Maturity, insert -- , and to pay interest thereon from ............. or from the most recent Interest Payment Date to which interest has been paid or duly provided for, [semi-annually on
 ............ and ............ in each year] [If other than semi-annual payments, insert frequency of payments and payment dates], commencing ........., at [If the Security is to bear interest at a fixed rate, insert -- the rate of ....%
per annum [If the Security is a Floating or Adjustable Rate

Security, insert -- a rate per annum [computed-determined] in accordance with the [insert defined name of Floating or Adjustable Rate Provision] set forth below] [If the security is to bear interest at a rate determined with reference to an index, refer to description of index below] until the principal hereof is paid or made available for payment [if applicable, insert -- , and (to the extent that the payment of such interest shall be legally enforceable) at the rate of ....% per annum on any overdue principal and premium and on any overdue instalment of interest]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the ....... or ....... (whether or not a
Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture].

      The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Debt of the Company, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

      [If the Securities are Floating or Adjustable Rate Securities with respect to which the principal of or any premium or interest may be determined with reference to an index, insert the text of the Floating or Adjustable Rate Provision.]

      [If the Security is not to bear interest prior to Maturity, insert -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of ....% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of ......% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

      Payment of the principal of (and premium, if any) and [if applicable, insert -- any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in ............, in such coin or currency [of the United States of America] [if the Security is denominated in a currency other than U.S. dollars, specify other currency or currency unit in which payment of the principal of and any premium or interest may be made] as at the time of payment is legal tender for payment of public and private debts [if applicable, insert -- ; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].

      Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                              [AETNA LIFE AND CASUALTY
                                    COMPANY]

                              [AETNA SERVICES, INC.]

                              By______________________
[Seal]
Attest:

 ...........................

      Section 203.  Form of Reverse of Security.

      This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of July 1, 1996 (herein called the "Indenture"), among the Company, as Issuer, Aetna Inc., as Guarantor (herein called the "Guarantor") and ..................., as Trustee (herein called the
"Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof[, limited in aggregate principal amount to [$]...........].

      [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 days' nor more than 60 days' notice by mail,
[if applicable, insert -- (1) on ........... in any year commencing with the year ...... and ending with the year ...... through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [on or after ............], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [on or before ...............,
 ....%, and if redeemed] during the 12-month period beginning ............. of the years indicated,

                     Redemption                         Redemption
      Year              Price            Year              Price
      ----           ----------          ----           ----------

and thereafter at a Redemption Price equal to .....% of the principal amount, together in the case of any such redemption [if applicable, insert -- (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.] [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 days' nor more than 60 days' notice by mail,
(1) on ............ in any year commencing with the year .... and ending with the year .... through operation of the sinking fund for this series at the
Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or after
 ............], as a whole or in part, at the election of the Company, at the
Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning ............ of the years indicated,

                                                 Redemption Price
                          Redemption Price        For Redemption
                           For Redemption         Otherwise Than
                         Through Operation      Through Operation
         Year            of the Sinking Fund    of the Sinking Fund
         ----            -------------------    -------------------

and thereafter at a Redemption Price equal to .....% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

      [The sinking fund for this series provides for the redemption on
 ............ in each year beginning with the year ....... and ending with the year ...... of [not less than] [$].......... [("mandatory sinking fund") and not more than [$].........] aggregate principal amount of Securities of this series.
Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made [in the inverse order in which they become due].]

      [If the Security is subject to redemption, insert -- In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

      The Indenture contains provisions for defeasance at any time of (1) the entire indebtedness of this Security or (2) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

      [If the Security is not an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

      [If the Security is an Original Issue Discount Security, insert -- If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to -- insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company or the Guarantor or both, with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

      No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and [rate-rates], and in the coin or currency, herein prescribed.

      As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

      The Securities of this series are issuable only in registered form without coupons in denominations of [$]....... and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

      No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      Prior to due presentment of this Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

      The Indenture provides that the Company and the Guarantor, at the Company's option, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold moneys for payment in trust) or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company or the Guarantor deposits, in trust, with the Trustee money or U.S. Government Obligations (or Foreign Government Obligations if the Securities are denominated in a foreign currency or currencies) which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient to pay all the principal (including any mandatory sinking fund payments) of, and (premium, if any) and interest on, the Securities on the dates such payments are due in accordance with the terms of such Securities and Guarantees, and certain other conditions are satisfied.

      No recourse shall be had for the payment of the principal of (and premium, if any) or interest on this Security, or for any claim based hereon, or otherwise in respect hereof or of the Guarantee endorsed hereon, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, or of the Guarantor or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

      All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

      Section 204.  Form of Legend for Global Securities.

      Every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form or such other legends as may be required:

            This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Security may not be transferred to, or registered or exchanged for Securities registered in the name of, any Person other than the Depositary or a nominee thereof and no such transfer may be registered, except in the limited circumstances described in the Indenture. Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, this Security shall be a Global Security subject to the foregoing, except in such limited circumstances.

      Section 205.  Form of Trustee's Certificate of Authentication.

      The Trustee's certificate of authentication shall be in substantially the following form:

      This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                    .............................,
                                                        As Trustee

                                     By...........................
                                                Authorized Officer

      Section 206.  Form of Guarantee.

      Guarantees to be endorsed on the Securities shall, subject to Section 201, be in substantially the form set forth below; words enclosed in brackets shall be inserted, if applicable:

                                    GUARANTEE
                                       OF
                                   AETNA INC.

      Aetna Inc., a Connecticut corporation (herein called the "Guarantor", which term includes any successor corporation under the Indenture referred to in the Security upon which this Guarantee is endorsed), for value received, hereby unconditionally guarantees to the Holder of the Security upon which this Guarantee is endorsed the due and punctual payment of the principal of, premium, if any, and interest on said Security [and the due and punctual payment of the sinking fund payments provided for herein], when and as the same shall become due and payable, whether at the Stated Maturity or upon declaration of acceleration, call for redemption or otherwise, according to the terms thereof and of the Indenture referred to therein. In case of the failure of [Aetna Life and Casualty Company] [Aetna Services, Inc.], a Connecticut corporation (herein called the "Company", which term includes any successor corporation under such Indenture) punctually to make any such payment of principal, premium or interest [or sinking fund payment], the Guarantor hereby agrees to pay or to cause any such payment to be made punctually when and as the same shall become due and payable, whether at Stated Maturity or upon declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Company. The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional, irrespective of, and shall be unaffected by, the validity, legality or enforceability of said Security or the Indenture, or the absence of any action to enforce the same, or any waiver, modification, indulgence or consent granted to the Company with respect thereto, by the Holder of said Security or by the Trustee, the recovery of any judgment against the Company or any action to enforce the same or any other circumstance that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor; provided, however, that notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of said Security or the interest rate thereon or increase any premium payable upon redemption thereof. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of bankruptcy of the Company, any right of set-off or to counterclaim, any right to require a proceeding first against the Company, protest or notice with respect to said Security or the indebtedness evidenced thereby [or with respect to any sinking fund payment required under said Security] and all demands whatsoever, and covenants that this Guarantee will not be discharged except by payment in full of the principal of, and premium, if any, and interest on said Security.

      The Guarantor shall be subrogated to all rights of the Holder against the Company in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not, without the consent of all Holders of all outstanding Securities of this series issued under the Indenture, be entitled to enforce, or to receive, any payments arising out of or based upon such right of subrogation until the principal of, premium, if any, and interest then due and payable on all Securities of the same series issued under the Indenture shall have been irrevocably paid in full in accordance with the terms of such Securities.

      This Guarantee is a guarantee of payment when due and not of collection. This Guarantee shall continue to be effective, or be reinstated, as the case may be, in respect of said Security if at any time payment, or any part thereof, of said Security is rescinded or must otherwise be restored or returned by the Holder of said Security or any trustee for said Holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any other entity, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any other entity or any substantial part of their respective property, or otherwise, all as though such payments had not been made.

      No reference herein to such Indenture and no provision of this Guarantee or of such Indenture shall alter or impair the guarantee of the Guarantor, which is absolute and unconditional, of the due and punctual payment of the principal of, and premium, if any, and interest on the Security upon which this Guarantee is endorsed at the times, place and rate, and in the cash or currency prescribed herein.

      The obligations of the Guarantor under this Guarantee are, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Debt of the Guarantor, and this Guarantee is issued subject to the provisions of the Indenture with respect thereto. Each Holder of the Security on which this Guarantee is endorsed, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

      This Guarantee shall be governed by and construed in accordance with the laws of the State of New York, but without regard to principles of conflicts of laws.

      This Guarantee shall not be valid or become obligatory for any purpose until the certificate of authentication on said Security shall have been manually signed by or on behalf of the Trustee under such Indenture.

      All terms used in this Guarantee which are defined in such Indenture shall have the meanings assigned to them in such Indenture.

      IN WITNESS WHEREOF, Aetna Inc. has caused the execution hereof in its corporate name by its duly authorized officers.

                              AETNA INC.

                              By__________________

[Seal]

Attest:

-------------------------------
[Assistant] Corporate Secretary

                                  ARTICLE THREE

                                 The Securities

      Section 301.  Amount Unlimited; Issuable in Series.

      The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

      The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolutions of the Company and the Guarantor, as appropriate, and set forth in Officers' Certificates of the Company and the Guarantor, as appropriate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

                  (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

                  (2) any limit upon the aggregate principal amount of the
            Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 304, 305, 306, 906 or 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

                  (3) the Person to whom any interest on a Security of the
            series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

                  (4) the date or dates on which the principal of the Securities of the series is payable;

                  (5) the rate or rates at which the Securities of the series shall bear interest, if any, or the Floating or Adjustable Rate Provision pursuant to which such rates shall be determined, the date or dates from which such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any interest payable on any Interest Payment Date;

                  (6) whether the Securities of the series would be secured
            pursuant to Section 901(6);

                  (7) the place or places where the principal of and any premium and interest on Securities of the series shall be payable;

                  (8) if applicable, the period or periods within which, the price or prices at which (including premium, if any) and the terms and conditions upon which Securities of the series may or are required to be redeemed or prepaid, in whole or in part, at the option of the Company or the Guarantor pursuant to a sinking fund or otherwise;

                  (9) the obligation, if any, of the Company to redeem or
            purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                  (10) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

                  (11) if other than such coin or currency of the United States of America as at the time is legal tender for payment of public or private debts, the currency or currencies, including composite currencies, or currency units in which payment of the principal of and any premium and interest on any Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for purposes of the definition of "Outstanding" in Section 101;

                  (12) if the amount of payments of principal of or any premium or interest on any Securities of the series may be determined with reference to one or more indices, the manner in which such amounts shall be determined;

                  (13) if the principal of or any premium or interest on any
            Securities of the series is to be payable, at the election of the Company or a Holder thereof, in one or more currencies, including composite currencies, or currency units other than that or those in which the Securities are stated to be payable, the currency, currencies, including composite currencies, or currency units in which payment of the principal of and any premium and interest on Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made;

                  (14) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 or provable under any applicable federal or state bankruptcy or similar law pursuant to Section 503;

                  (15) if applicable, that the Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the Depositary or Depositaries for such Global Security or Global Securities and any circumstance other than those set forth in Section 305 in which any such Global Security may be transferred to, and registered and exchanged for Securities registered in the name of, a Person other than the Depositary for such Global Security or a nominee thereof and in which any such transfer may be registered;

                  (16) any other event or events of default applicable with
            respect to the Securities of the series in addition to those provided in Section 501(1) through (7);

                  (17) any other covenant or warranty included for the benefit of Securities of the series in addition to (and not inconsistent with) those included in this Indenture for the benefit of Securities of all series, or any other covenant or warranty included for the benefit of Securities of the series in lieu of any covenant or warranty included in this Indenture for the benefit of Securities of all series, or any provision that any covenant or warranty included in this Indenture for the benefit of Securities of all series shall not be for the benefit of Securities of the series, or any combination of such covenants, warranties or provisions;

                  (18) if other than as set forth in Section 206, the Guarantee of the Securities of such series pursuant to Article Fifteen hereof;

                  (19) any restriction or condition on the transferability of the Securities of the series;

                  (20) any authenticating or paying agents, registrars or any other agents with respect to the Securities of the series; and

                  (21) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 901(5)).

      All Securities of any one series shall be substantially identical except as to denomination and number and except as may otherwise be provided in or pursuant to the Board Resolutions referred to above and set forth in such Officers' Certificate or in any such indenture supplemental hereto.

      If any of the terms of the series are established by action taken pursuant to a Board Resolution of the Company or the Guarantor, a copy of such action shall be delivered to the Trustee.

      Section 302.  Denominations.

      The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section
301. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

      Section 303.  Execution, Authentication, Delivery and Dating.

      The Securities shall be executed on behalf of the Company by its Chairman, its President, a Vice Chairman, any Vice President, its Treasurer or Assistant Treasurer, under its corporate seal reproduced thereon attested by its Corporate Secretary or one of its Assistant Corporate Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

      The Guarantees shall be executed on behalf of the Guarantor by its Chairman, its President, a Vice Chairman, any Vice President, its Treasurer or Assistant Treasurer, under its corporate seal reproduced thereon and attested by its Corporate Secretary or one of its Assistant Corporate Secretaries. The signature of any of these officers on the Guarantees may be manual or facsimile.

      The seal of the Company or the Guarantor, as the case may be, may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities. Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company or of the Guarantor shall bind the Company or the Guarantor, as the case may be, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities. Minor typographical and other minor errors in the text of any Security or the Guarantee endorsed thereon or minor defects in the seal or facsimile signature on any Security or the Guarantee endorsed thereon shall not affect the validity or enforceability of such Security or such Guaranty if such Security has been duly authenticated and delivered by the Trustee.

      At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company and having endorsed thereon Guarantees executed by the Guarantor to the Trustee for authentication, together with a Company Order of the Company for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities having such Guarantees endorsed thereon. If the form or terms of the Securities of the series or the form of Guarantees endorsed thereon have been established in or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities and Guarantees endorsed thereon, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

                  (a) if the form or forms of such Securities and the applicable
            Guarantees have been established by or pursuant to Board Resolution as permitted by Section 201, that such form or forms have been established in conformity with the provisions of this Indenture;

                  (b) if the terms of such Securities and the applicable
            Guarantees have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture;

                  (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally or the rights of creditors of insurance companies generally and to general equity principles; and

                  (d) that such Guarantees, when the Securities on which such
            Guarantees are endorsed are authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Guarantor, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles.

      The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith by its board of directors, executive committee, or a trust committee of directors or responsible officers of the Trustee shall determine that such action would expose the Trustee to personal liability to existing Holders of Securities.

      Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

      Each Security and the applicable Guarantee shall be dated the date of its authentication.

      No Security or Guarantee endorsed thereon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and that such Security or Guarantee is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security and the Guarantee endorsed thereon shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

      Section 304.  Temporary Securities.

      Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities substantially of the tenor of the definitive Securities in lieu of which they are issued and having endorsed thereon Guarantees of the Guarantor substantially of the tenor of definitive Guarantees, which Securities and Guarantees may be printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities or such Guarantees may determine, as evidenced by their execution of such Securities and such Guarantees.

      If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor which have endorsed thereon Guarantees duly executed by the Guarantor. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

      Section 305.  Registration, Registration of Transfer and Exchange.

      The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it or the Trustee may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

      Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor which have endorsed thereon a Guarantee duly executed by the Guarantor.

      At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, each such Security having endorsed thereon a Guarantee duly executed by the Guarantor upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

      All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company and the Guarantor, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

      Every Security presented or surrendered for registration of transfer, exchange, redemption or payment shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

      No service charge shall be made for any registration of transfer or exchange of Securities, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

      Unless otherwise required by the rules of any stock exchange on which the Securities are listed or of any quotation system through which the Securities are traded, neither the Company nor the Trustee shall be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under
Section 1103 and ending at the close of business on the day of such mailing, or
(ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

      Notwithstanding any other provision in this Indenture, no Global Security may be transferred to, or registered or exchanged for Securities registered in the name of, any Person other than the Depositary for such Global Security or any nominee thereof, and no such transfer may be registered, unless (1) such Depositary (A) notifies the Company and the Trustee that it is unwilling or unable to continue as Depositary for such Global Security or (B) ceases to be a clearing agency registered under the Exchange Act, (2) the Company executes and delivers to the Trustee a Company Order that such Global Security shall be so transferable, registrable and exchangeable, and such transfers shall be registrable, (3) there shall have occurred and be continuing an Event of Default with respect to the Securities evidenced by such Global Security or (4) there shall exist such other circumstances, if any, as have been specified for this purpose as contemplated by Section 301. Notwithstanding any other provision in this Indenture, a Global Security to which the restriction set forth in the preceding sentence shall have ceased to apply may be transferred only to, and may be registered and exchanged for Securities registered only in the name or names of, such Person or Persons as the Depositary for such Global Security shall have directed and no transfer thereof other than such a transfer may be registered.

      Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security to which the restriction set forth in the first sentence of the preceding paragraph shall apply, whether pursuant to this Section, Section 304, 306, 906 or 1107 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security.

      Section 306.  Mutilated, Destroyed, Lost and Stolen Securities.

      If there shall be delivered to the Company and the Trustee (i) a mutilated Security, or (ii) evidence to their satisfaction of the destruction, loss or theft of any Security and in either case such security or indemnity as may be required by either of them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such mutilated, destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount having endorsed thereon a Guarantee duly executed by the Guarantor, and bearing a number not contemporaneously outstanding.

      In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

      Upon the issuance of any new Security under this Section, the Company or the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

      Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company and the Guarantor, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

      The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

      Section 307.  Payment of Interest; Interest Rights Preserved.

      Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

      Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted
            Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 15 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at its address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

      Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

      Section 308.  Persons Deemed Owners.

      Prior to due presentment of a Security for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Guarantor, the Trustee nor any agent of the Company, the Guarantor or the Trustee shall be affected by notice to the contrary.

      No holder of any beneficial interest in any Global Security held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global Security, and such Depositary may be treated by the Company, the Guarantor, the Trustee, and any agent of the Company, the Guarantor or the Trustee as the owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall impair, as between a Depositary and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depositary as Holder of any Security.

      Section 309.  Cancellation.

      All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company or the Guarantor may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company or the Guarantor may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order. Acquisition by the Company or the Guarantor of any Security shall not operate as a redemption or satisfaction of the indebtedness represented by such Security unless and until the same is delivered to the Trustee for cancellation.

      Section 310.  Computation of Interest.

      Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months and, for any period shorter than a full monthly period, shall be computed on the basis of the actual number of days elapsed in such period.

                                  ARTICLE FOUR

                           Satisfaction and Discharge

      Section 401.  Satisfaction and Discharge of Indenture.

      This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities of a series herein expressly provided for) with respect to Securities of any series and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to a series, when

      (1)  either

                  (A) all Securities of such series theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in
            Section 306 and (ii) Securities of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company or the Guarantor and thereafter repaid to the Company or the Guarantor or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                  (B) all such Securities of such series not theretofore
            delivered to the Trustee for cancellation

                        (i)  have become due and payable, or

                        (ii) will become due and payable at their Stated
                  Maturity within one year, or

                        (iii) are to be called for redemption within one year
                  under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

            and the Company or the Guarantor, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee in trust for the purpose (A) money (either in United States dollars or such other currency or currency unit in which the Securities of any series may be payable) in an amount, or (B) U.S. Government

            Obligations (or Foreign Government Obligations if the Securities are denominated in a foreign currency or currencies) that through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient to pay and discharge the entire indebtedness on such Securities of such series not theretofore delivered to the Trustee for cancellation, for principal of (and premium, if any) and interest to the date of such deposit (in the case of Securities of such series which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company or the Guarantor has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers'
            Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such series have been complied with.

      In the event there are Securities of two or more series outstanding hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Securities of a particular series as to which it is Trustee and if the other conditions thereto are met. In the event that there are two or more Trustees hereunder, then the effectiveness of any such instrument shall be conditioned upon receipt of such instruments from all Trustees hereunder.

      Notwithstanding the satisfaction and discharge of this Indenture with respect to a particular series, the obligations of the Company and the Guarantor to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive until there are no Securities Outstanding with respect to a particular series and the obligations of the Company, the Guarantor and the Trustee with respect to all other series of Securities shall survive.

      Section 402.  Application of Trust Fund.

      Subject to provisions of the last paragraph of Section 1003, all amounts deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company or the Guarantor acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such funds have been deposited with the Trustee. Money deposited pursuant to this Section not in violation of this Indenture shall not be subject to claims of the holders of Senior Debt of the Company under Article Fourteen or of the holders of Senior Debt of the Guarantor under Article Sixteen.

                                  ARTICLE FIVE

                                    Remedies

      Section 501.  Events of Default.

      "Event of Default" whenever used with respect to Securities of a series means any one of the following events and such other events as may be established with respect to the Securities of such series as contemplated by
Section 301 hereof (whether or not it shall be occasioned by the provisions of Article Fourteen or Article Sixteen):

                  (1) Default in the payment of any instalment of interest upon any of the Securities of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

                  (2) Default in the payment of the principal of or premium, if any, on any of the Securities of such series as and when the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise; or

                  (3) Default in the making of any sinking fund payment, whether mandatory or optional, as and when the same shall become due and payable by the terms of the Securities of such series; or

                  (4) Failure on the part of the Company or the Guarantor duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Company or the Guarantor contained in this Indenture (other than those set forth exclusively in the terms of any other particular series of Securities established as contemplated by this Indenture for the benefit of such other series) and written notice of such failure, stating that such notice is a "Notice of Default" hereunder, and requiring the Company or the Guarantor, as the case may be, to remedy the same, shall have been given by registered or certified mail, return receipt requested, to the Company and the Guarantor by the Trustee, or to the Company, the Guarantor and the Trustee by the holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series, and such failure shall have continued unremedied for a period of 90 days after the date of the Company's and the Guarantor's receipt of such Notice of Default; or

                  (5) An event of default, as defined in any indenture or
            instrument evidencing or under which the Company, the Guarantor or any Principal Subsidiary shall have outstanding indebtedness for borrowed money in a principal amount in excess of $50,000,000, shall happen and be continuing and such indebtedness shall have been accelerated so that the same shall be or become due and payable prior to the date on which the same would otherwise have become due and payable (other than acceleration of Non-Recourse Debt which does not exceed in the aggregate 4% of the Guarantor's total shareholders' equity, as set forth in the most recently published audited consolidated balance sheet of the Guarantor) or the Company, the Guarantor or any Principal Subsidiary shall default in the payment at final maturity of outstanding indebtedness for borrowed money in a principal amount in excess of $50,000,000 (other than default in payment at final maturity of Non-Recourse Debt which does not exceed in the aggregate 4% of the Guarantor's total shareholders' equity as set forth in the most recently published audited consolidated balance sheet of the Guarantor), and such acceleration or default at maturity shall not be waived, rescinded or annulled within 30 days after written notice thereof, stating that such notice is a "Notice of Default" hereunder, shall have been given to the Company and the Guarantor by the Trustee (if such event be known to it), or to the Company, the Guarantor and the Trustee by the holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series; provided, however, that if such acceleration under such indenture or instrument or default at maturity shall be remedied or cured by the Company, the Guarantor or Principal Subsidiary, or waived, rescinded or annulled by the requisite holders of such indebtedness, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or any of the Holders; and provided further, that, subject to the provisions of Sections 601 and 602, the Trustee shall not be charged with knowledge of any such default unless written notice thereof shall have been given to the Trustee by the Company or the Guarantor, as the case may be, by the holder of any such indebtedness or an agent of the holder of any such indebtedness, by the trustee then acting under any such indenture or other instrument under which such default shall have occurred, or by the holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series; or

                  (6) A decree or order by a court having jurisdiction in the premises shall have been entered adjudging the Company or the Guarantor a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of the Company or the Guarantor under any applicable Federal or State bankruptcy or similar law, and such decree or order shall have continued undischarged and unstayed for a period of 90 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, trustee, assignee, sequestrator or similar official in bankruptcy or insolvency of the Company or the Guarantor or of all or substantially all of the Company's or the Guarantor's property, or for the winding up or liquidation of the Company's or the Guarantor's affairs, shall have been entered, and such decree or order shall have continued undischarged and unstayed for a period of 90 days; or

                  (7) The Company or the Guarantor shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization, arrangement, adjustment or composition under any applicable Federal or State bankruptcy or similar law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver, liquidator, trustee, assignee, sequestrator or similar official in bankruptcy or insolvency of the Company or the Guarantor or of all or substantially all of the Company's or the Guarantor's property, or shall make an assignment for the benefit of creditors, or either the Company or the Guarantor shall admit in writing its inability to pay its debts generally as they become due and its willingness to be adjudged a bankrupt, or corporate action shall be taken by the Company or the Guarantor in furtherance of any of the aforesaid purposes.

      Upon receipt by the Trustee of any Notice of Default pursuant to this
Section 501 with respect to Securities of any series, a record date shall automatically and without any other action by any Person be set for the purpose of determining the holders of Outstanding Securities of such series entitled to join in such Notice of Default, which record date shall be the close of business on the day the Trustee receives such Notice of Default. The Holders of Outstanding Securities of such series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such Notice of Default, whether or not such Holders remain Holders after such record date; provided that, unless such Notice of Default shall have become effective by virtue of Holders of at least 25% in principal amount of Outstanding Securities of such series on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such Notice of Default shall automatically and without any action by any Person be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder (or a duly appointed agent thereof) from giving, before or after the expiration of such 90-day period, a Notice of Default contrary to or different from, or, after the expiration of such period, identical to, a Notice of Default that has been cancelled pursuant to the proviso to the preceding sentence, in which event a new record date in respect thereof shall be set pursuant to this paragraph.

      Section 502.  Acceleration of Maturity; Rescission and Annulment.

      If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company and the Guarantor (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) and all accrued interest thereon shall become immediately due and payable.

      At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company, the Guarantor and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company or the Guarantor has paid or deposited with the Trustee a sum sufficient to pay

                        (A) all overdue interest on all Securities of that series,

                        (B) the principal of (and premium, if any, on) any
                  Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

                        (C) to the extent that payment of such interest is
                  lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                        (D) all sums paid or advanced by the Trustee hereunder
                  and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel except such costs and expenses as are a result of negligence or bad faith on the part of the Trustee;

            and

                  (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of and interest, if any, on the Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

      No such rescission shall affect any subsequent default or impair any right consequent thereon.

      Upon receipt by the Trustee of any declaration of acceleration, or any rescission and annulment of any such declaration, pursuant to this Section 502 with respect to Securities of any series, a record date shall automatically and without any other action by any Person be set for the purpose of determining the Holders of Outstanding Securities of such series entitled to join in such declaration, or rescission and annulment, as the case may be, which record date shall be the close of business on the day the Trustee receives such declaration, or rescission and annulment, as the case may be. The Holders of Outstanding Securities of such series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such declaration, or rescission and annulment, as the case may be, whether or not such Holders remain Holders after such record date; provided that, unless such declaration, or rescission and annulment, as the case may be, shall have become effective by virtue of Holders of at least 25%, in the case of any declaration of acceleration, or a majority, in the case of any rescission or annulment, in principal amount of Outstanding Securities of such series on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such declaration, or rescission and annulment, as the case may be, shall automatically and without any action by any Person be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder (or a duly appointed agent thereof) from giving, before or after the expiration of such 90-day period, a declaration of acceleration, or a rescission and annulment of any such declaration, contrary to or different from, or, after the expiration of such period, identical to, a declaration, or rescission and annulment, as the case may be, that has been cancelled pursuant to the proviso to the preceding sentence, in which event a new record date in respect thereof shall be set pursuant to this paragraph.

      Section 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

      The Company covenants that if

                  (1) default is made in the payment of any interest on any
            Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon written demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel except such costs and expenses, as are a result of negligence or bad faith on the part of the Trustee. Until such demand is made by the Trustee, the Company may pay the principal of and premium, if any, and interest, if any, on the Securities of any series to the Holders thereof, whether or not the Securities of such series are overdue.

      If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company, the Guarantor or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company, the Guarantor or any other obligor upon such Securities, wherever situated.

      If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

      Section 504.  Trustee May File Proofs of Claim.

      In case of any judicial proceeding relative to the Company, the Guarantor or any other obligor upon the Securities or the property of the Company, the Guarantor or such other obligor or their creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized,

                  (i) to file and prove a claim for the whole amount of
            principal (and premium, if any) and interest owing and unpaid in respect of the Securities in accordance with the terms thereof and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

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

                  (ii) to collect and receive any moneys or other property
            payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607 except such costs and expenses, as are a result of negligence or bad faith on the part of the Trustee.

      No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

      Section 505.  Trustee May Enforce Claims Without Possession of
Securities.

      All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel except such costs and expenses, as are a result of negligence or bad faith on the part of the Trustee, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

      Section 506.  Application of Money Collected.

      Subject to Article Fourteen and Article Sixteen, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the

Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST:  To the payment of all amounts due the Trustee
            under Section 607;

                  SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively; and

                  THIRD:  To the payment of the remainder, if any, to the
            Company or any other Person lawfully entitled thereto.

      Section 507.  Limitation on Suits.

      No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the
            Trustee of a continuing Event of Default with respect to the Securities of that series;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee
            indemnity reasonably satisfactory in form and substance to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders

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

            of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

      Section 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

      Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 307) any interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

      Section 509.  Restoration of Rights and Remedies.

      If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Guarantor, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

      Section 510.  Rights and Remedies Cumulative.

      Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

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

      Section 511.  Delay or Omission Not Waiver.

      No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Subject to Section 507, every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

      Section 512.  Control by Holders.

      The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

                  (2) the Trustee may take any other action deemed proper by the
            Trustee which is not inconsistent with such direction.

      Upon receipt by the Trustee of any such direction with respect to Securities of any series, a record date shall be set for determining the Holders of Outstanding Securities of such series entitled to join in such direction, which record date shall be the close of business on the day the Trustee receives such direction. The Holders of Outstanding Securities of such series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such direction, whether or not such Holders remain Holders after such record date; provided that, unless such direction shall have become effective by virtue of Holders of at least a majority in principal amount of Outstanding Securities of such series on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such direction shall automatically and without any action by any Person be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder (or a duly appointed agent thereof) from giving, before or after the expiration of such 90-day period, a direction contrary to or different from, or, after the expiration of such period, identical to, a direction that has been cancelled pursuant to the proviso to the preceding sentence, in which event a new record date in respect thereof shall be set pursuant to this paragraph.

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

      Section 513.  Waiver of Past Defaults.

      The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

                  (1) in the payment of the principal of or any premium or interest on any Security of such series, or

                  (2) in respect of a covenant or provision hereof which under
            Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

      With respect to any series of Securities, the Company or the Guarantor may, but shall not be obligated to, establish a record date for the purpose of determining the Persons entitled to waive any past default hereunder. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to waive any default hereunder, whether or not such Holders remain Holders after such record date; provided, however, that unless such Holders of not less than a majority in principal amount of the Outstanding Securities of such series shall have waived such default prior to the date which is 90 days after such record date, any such waiver previously given shall automatically and without further action by any Holder be cancelled and of no effect.

      Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

      Section 514.  Undertaking for Costs.

      In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or the Guarantor.

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                                   ARTICLE SIX

                                   The Trustee

      Section 601.  Certain Duties and Responsibilities.

      The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

      Section 602.  Notice of Defaults.

      If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

      Section 603.  Certain Rights of Trustee.

      Subject to the provisions of Section 601:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company or the Guarantor mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the

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

            Board of Directors of the Company or the Guarantor may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the
            Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel and the written
            advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory in form and substance to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) prior to the occurrence of an Event of Default and after the remedy or waiver of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall upon reasonable notice to the Company and the Guarantor be entitled to examine the books, records and premises of the Company and the Guarantor, personally or by agent or attorney at a time and place acceptable to the Company or the Guarantor, as the case may be; and

                  (g) the Trustee may execute any of the trusts or powers
            hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible

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

            for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

      Section 604.  Not Responsible for Recitals or Issuance of Securities.

      The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company or the Guarantor, as the case may be, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or of the Guarantees. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

      Section 605.  May Hold Securities.

      The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or the Guarantor, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company or the Guarantor with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

      Section 606.  Money Held in Trust.

      Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company or the Guarantor, as the case may be.

      Section 607.  Compensation and Reimbursement.

      The Company and the Guarantor agree

                  (1) to pay to the Trustee from time to time reasonable
            compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to
            reimburse the Trustee upon its written request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture

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

            (including the reasonable compensation, and reasonable expenses and disbursements of its agents and outside counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify the Trustee for, and to hold it harmless
            against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

      Section 608.  Disqualification; Conflicting Interests.

      If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

      Section 609.  Corporate Trustee Required; Eligibility.

      There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 or is a subsidiary of a corporation which shall be a Person that has a combined capital and surplus of at least $50,000,000 and which unconditionally guarantees the obligations of the Trustee hereunder. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

      Section 610.  Resignation and Removal; Appointment of Successor.

      (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

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

      (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company and the Guarantor. If the instrument of acceptance by a successor Trustee required by
Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

      (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company and the Guarantor.

      (d) If at any time:

                  (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or the Guarantor or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or the Guarantor or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

      (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of
Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the Guarantor and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

      (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

      Section 611.  Acceptance of Appointment by Successor.

      (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company, to the Guarantor and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company, the Guarantor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

      (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the Guarantor, the retiring Trustee and each successor Trustee with respect to the

                                       60
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Securities of such series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which
(1) shall contain such provisions as shall be necessary or desirable to transfer the rights, powers, trust and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustee co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company and the Guarantor or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

      (c) Upon request of any such successor Trustee, the Company and the Guarantor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraphs (a) and (b) of this Section, as the case may be.

      (d) No successor shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

      Section 612.  Merger, Conversion, Consolidation or Succession to
Business.

      Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the

                                       61
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Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

      Section 613.  Preferential Collection of Claims Against Company or
Guarantor.

      If and when the Trustee shall be or become a creditor of the Company, the Guarantor or any other obligor upon the Securities, the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company, the Guarantor or any such other obligor.

      Section 614.  Appointment of Authenticating Agent.

      The Trustee may with the consent of the Company appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the

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provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

      Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

      An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee or the Company may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company or the Trustee, as the case may be. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

      The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

      If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

      This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                     ..........................................,

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                                                                      As Trustee

                                    By.........................................,
                                                         As Authenticating Agent

                                    By.........................................,
                                                              Authorized Officer

                                  ARTICLE SEVEN

       Holders' Lists and Reports by Trustee, Company and Guarantor

      Section 701. Company and Guarantor to Furnish Trustee Names and Addresses of Holders.

      The Company and the Guarantor will furnish or cause to be furnished to the Trustee

                  (a) semi-annually, not later than 10 days after each Regular
            Record Date in each year, a list for each series of Securities, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of the preceding Regular Record Date, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company or the Guarantor of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

      Section 702.  Preservation of Information; Communications to Holders.

      (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

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

      (b) The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

      (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company, the Guarantor and the Trustee that none of the Company, the Guarantor, the Trustee or any agent of any of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

      Section 703.  Reports by Trustee.

      (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. To the extent that any such report is required by the Trust Indenture Act with respect to any 12 month period, such report shall cover the 12 month period ending July 15 and shall be transmitted by the next succeeding September 15.

      (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company and the Guarantor. The Company will notify the Trustee when any Securities are listed on any stock exchange.

      Section 704.  Reports by Company and Guarantor.

      The Company and the Guarantor shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

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                                  ARTICLE EIGHT

                    Consolidation, Merger, or Sale of Assets

      Section 801. Company or Guarantor May Consolidate, Etc., Only on Certain Terms.

      Neither the Company nor the Guarantor shall consolidate with or merge into any other Person or sell its properties and assets as, or substantially as, an entirety to any Person, and neither the Company nor the Guarantor shall permit any Person to consolidate with or merge into the Company or the Guarantor, as the case may be, unless:

                  (i) in case the Company or the Guarantor, as the case may be, shall consolidate with or merge into another Person (including, without limitation, the Guarantor or the Company, as the case may
            be), or sell its properties and assets as, or substantially as, an entirety to any Person (including, without limitation, the Guarantor or the Company, as the case may be), the Person formed by such consolidation or into which the Company or the Guarantor, as the case may be, is merged or the Person which purchases the properties and assets of the Company or the Guarantor, as the case may be, as, or substantially, as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, in the case of any such transaction involving the Company, the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed, and, in the case of any such transaction involving the Guarantor, the due and punctual performance of the Guarantees and the performance or observance of every covenant of this Indenture on the part of the Guarantor to be performed or observed, in each case by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee, by the Person (if other than the Company or the Guarantor, as the case may be) formed by such consolidation or into which the Company or the Guarantor, as the case may be, shall have been merged or by the corporation which shall have acquired the assets of the Company or the Guarantor, as the case may be;

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

                  (2) immediately after giving effect to such transaction, no
            Event of Default shall have happened and be continuing; and

                  (3) the Company or the Guarantor, as the case may be, has
            delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, or sale and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

      Section 802.  Successor Substituted.

      Upon any consolidation of the Company or the Guarantor, as the case may be, with, or merger of the Company or the Guarantor, as the case may be, into, any other Person or any sale of the properties and assets of the Company or the Guarantor, as the case may be, as, or substantially as, an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company or the Guarantor, as the case may be, is merged or to which such sale is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or the Guarantor, as the case may be, under this Indenture with the same effect as if such successor Person had been named as the Company or the Guarantor, as the case may be, herein, and thereafter the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities or the Guarantees, as the case may be.

      Section 803.  Assumption by Guarantor or Subsidiary of Company's
Obligations.

      The Guarantor or any Subsidiary of the Guarantor may, where permitted by law, assume the obligations of the Company (or any Person which shall have previously assumed the obligations of the Company) for the due and punctual payment of the principal of (and any premium), interest on and any other payments with respect to the Securities and the performance of every covenant of this Indenture and the Securities on the part of the Company (or such other Person) to be performed or observed, provided that:

                  (1) the Guarantor or such Subsidiary, as the case may be,
            shall expressly assume such obligations by an indenture supplemental hereto, in form reasonably satisfactory to the Trustee, executed and delivered to the Trustee and if such Subsidiary assumed such obligations, the Guarantor shall, by such supplemental indenture, confirm that its Guarantees shall apply to

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

            such Subsidiary's obligations under the Securities and this Indenture, as modified by such supplemental indenture;

                  (2) immediately after giving effect to such transaction, no
            Event of Default shall have occurred and be continuing;

                  (3) the Guarantor or such Subsidiary, as the case may be,
            shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such assumption and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with;

                  (4) such assumption shall not result in adverse tax
            consequences to any Holder; and

                  (5) the Guarantor and/or such Subsidiary shall have delivered to the Trustee an Opinion of Counsel to the effect that (1) the Securities are legal, valid and binding obligations of the assuming corporation enforceable against the assuming corporation in accordance with their terms subject to (a) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and the rights of creditors of insurance companies generally, and (b) general principles of equity (regardless of whether considered in a proceeding at law or in equity) and (2) if a Subsidiary of the Guarantor is the assuming corporation, the Guarantees continue to be the legal, valid and binding obligations of the Guarantor enforceable against the Guarantor in accordance with their terms subject to (a) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and the rights of creditors of insurance companies generally and (b) general principles of equity (regarding whether considered in a proceeding at law or in equity).

      Upon any such assumption, the Guarantor or such Subsidiary shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if the Guarantor or such Subsidiary, as the case may be, had been named as the "Company" herein, and the Person named as the "Company" in the first paragraph of this instrument or any successor Person which shall theretofore have become such in the manner

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

prescribed in this Article shall be released from its liability as obligor upon the Securities.

                                  ARTICLE NINE

                             Supplemental Indentures

      Section 901.  Supplemental Indentures Without Consent of Holders.

      Without the consent of any Holders, the Company and the Guarantor, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the
            Company or the Guarantor and the assumption by any such successor of the covenants of the Company or the Guarantor herein and in the Securities or Guarantees; or

                  (2) to add to the covenants of the Company or the Guarantor for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company or the Guarantor; or

                  (3)  to add any additional Events of Default; or

                  (4) to add to or change any of the provisions of this
            Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

                  (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, including, without limitation, with respect to any of the provisions set forth in Articles Fourteen, Fifteen and Sixteen provided that any such addition, change or elimination (i) shall neither (A) apply

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

            to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision or (ii) shall become effective only when there is no such Security Outstanding; or

                  (6) to secure the Securities pursuant to the requirements of
            Section 1005, or to otherwise secure the Securities of any series or the Guarantees; or

                  (7) to establish the form or terms of Securities of any series or the form of Guarantees as permitted by Sections 201 and 301; or

                  (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

                  (9) to cure any ambiguity, to correct or supplement any
            provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause (9) shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

                  (10) to conform to any mandatory provisions of law.

      Section 902.  Supplemental Indentures with Consent of Holders.

      With the consent of the Holders of not less than a majority of principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company, the Guarantor and the Trustee, the Company and the Guarantor, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

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                  (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon (including any change in the Floating or Adjustable Rate Provision pursuant to which such rate is determined that would reduce such rate for any period) or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or modify the provisions of this Indenture with respect to the subordination of the Securities of any series or the subordination of the Guarantees of such Securities in a manner adverse to the Holders, or

                  (2) reduce the percentage in principal amount of the
            Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                  (3) modify any of the provisions of this Section, Section 513 or Section 907, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 907, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(8), or

                  (4) modify or affect in any manner adverse to the interests of the Holders of any Securities the terms and conditions of the obligations of the Guarantor in respect of the due and punctual payment of the principal thereof, premium, if any, and interest, if any, thereon or any sinking fund payments provided in respect thereof.

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      A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

      It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

      Section 903.  Execution of Supplemental Indentures.

      In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

      Section 904.  Effect of Supplemental Indentures.

      Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

      Section 905.  Conformity with Trust Indenture Act.

      Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

      Section 906.  Reference in Securities to Supplemental Indentures.

      Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company and the Guarantor shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee, the Company and the Guarantor, to any such supplemental

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indenture may be prepared and executed by the Company, the Guarantees endorsed thereon may be executed by the Guarantor and such Securities may be authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

      Section 907.  Waiver of Compliance by Holders.

      Anything in this Indenture to the contrary notwithstanding, any of the acts which the Company or the Guarantor is required to do, or is prohibited from doing, by any of the provisions of this Indenture may, to the extent that such provisions might be changed or eliminated by a supplemental indenture pursuant to Section 902 upon consent of holders of not less than a majority in aggregate principal amount of the then Outstanding Securities of the series affected, be omitted or done by the Company or the Guarantor, as the case may be, if there is obtained the prior consent or waiver of the holders of at least a majority in aggregate principal amount of the then Outstanding Securities of such series.

      Section 908.  Subordination Unimpaired.

      No provision in any supplemental indenture that affects the superior position of the holders of Senior Debt of the Company or of Senior Debt of the Guarantor shall be effective against holders of such Senior Debt without the consent of any such affected holder.

                                   ARTICLE TEN

                                    Covenants

      Section 1001.  Payment of Principal, Premium and Interest.

      The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or cause to be paid the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

      Section 1002.  Maintenance of Office or Agency by Company and
Guarantor.

      (a) So long as any Securities are Outstanding, the Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where

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Securities of that series may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

      The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

      (b) So long as any Securities are Outstanding, the Guarantor will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment under the Guarantees endorsed thereon and where notices and demands to or upon the Guarantor in respect of the Guarantees endorsed on the Securities of that series and this Indenture may be served. The Guarantor will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Guarantor shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Guarantor hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

      The Guarantor may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for such purpose or where such notices or demands may be served and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Guarantor of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Guarantor will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

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      Section 1003.  Money for Securities Payments to Be Held in Trust.

      If the Company or the Guarantor shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

      Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

      The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (ii) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, and upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

      The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

      Any money deposited with the Trustee or any Paying Agent, or then held by the Company or the Guarantor, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company or the Guarantor, as the case may be, on Company Request, or (if then held by the Company or the Guarantor) shall be

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

discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company or the Guarantor for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company or the Guarantor as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, the City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company or the Guarantor, as the case may be.

      Section 1004.  Statement by Officers as to Default.

      The Company and the Guarantor will each deliver to the Trustee within 120 days after the end of each fiscal year of the Guarantor ending after the date hereof, a certificate signed by the Company's or the Guarantor's, as the case may be, principal executive officer, principal financial officer or principal accounting officer stating whether or not to the best knowledge of the signer thereof the Company or the Guarantor, as the case may be, is in compliance with all terms, conditions and covenants of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and if the signer has obtained knowledge of any continuing default by the Company or the Guarantor in the performance, observation or fulfillment of any such term, condition or covenant, specifying each such default and the nature thereof.

      Section 1005. Limitations on Liens on Common Stock of Principal Subsidiaries.

      As long as any of the Securities remains outstanding, the Guarantor will not, and will not permit any Principal Subsidiary to, issue, assume, incur or guarantee any indebtedness for borrowed money secured by a mortgage, pledge, lien or other encumbrance, directly or indirectly, on any of the Common Stock of a Principal Subsidiary, which Common Stock is owned by the Guarantor, by the Company or by any Principal Subsidiary, unless the obligations of the Company under the Securities and, if the Company or the Guarantor so elects, any other indebtedness of the Company or the Guarantor ranking on a parity with or prior to the Securities or the Guarantor's obligations under the Guarantees, as the case may be, shall be secured equally and ratably with, or prior to, such secured indebtedness for borrowed money so long as it is outstanding and is so secured.

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                          ARTICLE ELEVEN

                     Redemption of Securities

      Section 1101.  Applicability of Article.

      Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

      Section 1102.  Election to Redeem; Notice to Trustee.

      In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

      Section 1103.  Selection by Trustee of Securities To Be Redeemed.

      If less than all the Securities of any series are to be redeemed (unless all of the Securities of such series and of a specified tenor are to be redeemed), the particular Securities to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series. If less than all of the Securities of such series and of a specified tenor are to be redeemed, the particular Securities to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

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

      The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

      For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

      Section 1104.  Notice of Redemption.

      Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at its address appearing in the Security Register.

      All notices of redemption shall state:

                  (1)  the Redemption Date,

                  (2)  the Redemption Price,

                  (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed,

                  (4) that on the Redemption Date the Redemption Price will
            become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                  (5) the place or places where such Securities are to be
            surrendered for payment of the Redemption Price, and

                  (6) that the redemption is for a sinking fund, if such is the case.

      Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

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

      Section 1105.  Deposit of Redemption Price.

      Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

      Section 1106.  Securities Payable on Redemption Date.

      Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

      If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

      Section 1107.  Securities Redeemed in Part.

      Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

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

                          ARTICLE TWELVE

                Defeasance and Covenant Defeasance

      Section 1201.  Company's Option to Effect Defeasance or Covenant
Defeasance.

      The Company may elect, at any time, to have either Section 1202 or Section 1203 applied to the Outstanding Securities of any series and the Guarantees endorsed thereon, upon compliance with the conditions set forth below in this Article Twelve.

      Section 1202.  Defeasance and Discharge.

      Upon the Company's exercise of the option provided in Section 1201 to have this Section 1202 applied to the Outstanding Securities of any series and the Guarantees endorsed thereon, the Company and the Guarantor shall each be deemed to have been discharged from its obligations, and the provisions of Article Fourteen and Article Sixteen shall cease to be effective, with respect to the Outstanding Securities of such series and the Guarantees endorsed thereon as provided in this Section on and after the date the conditions set forth in
Section 1204 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company and the Guarantor shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and the Guarantees endorsed thereon and to have satisfied all their other obligations under the Securities of such series, the Guarantees endorsed thereon and this Indenture insofar as the Securities of such series and the Guarantees endorsed thereon are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of Securities of such series to receive, solely from the trust fund described in Section 1204 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities of such series when payments are due,
(2) the Company's or the Guarantor's obligations, as the case may be, with respect to the Securities of such series under Sections 304, 305, 306, 1002 and 1003, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder, including, without limitation, its rights under Section 607 and (4) this Article Twelve. Subject to compliance with this Article Twelve, the Company may exercise its option provided in Section 1201 to have this Section 1202 applied to the Outstanding Securities of any series and the Guarantees endorsed thereon notwithstanding the prior exercise of its option provided in Section 1201 to have

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

Section 1203 applied to the Outstanding Securities of such series and the Guarantees endorsed thereon.

      Section 1203.  Covenant Defeasance.

      Upon the Company's exercise of the option provided in Section 1201 to have this Section 1203 applied to the Outstanding Securities of any series and the Guarantees endorsed thereon, (1) the Guarantor shall be released from its obligations under Section 1005 and the Company and the Guarantor shall be released from their obligations under Section 801 and (2) the occurrence of any event specified in Sections 501(3), 501(4) (with respect to Section 1005 and Section 801) and 501(5) shall be deemed not to be or result in an Event of Default, and (3) the provisions of Article Fourteen and Article Sixteen shall cease to be effective, in each case with respect to the Outstanding Securities of such series as provided in this Section on and after the date the conditions set forth in Section 1204 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that the Company and the Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 501(4)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and the Securities of such series shall be unaffected thereby.

      Section 1204.  Conditions to Defeasance or Covenant Defeasance.

      The following shall be the conditions to application of either Section 1202 or Section 1203 to the Outstanding Securities of any series:

                  (1) The Company or the Guarantor shall irrevocably have
            deposited or caused to be deposited with the Trustee (or another trustee that satisfies the requirements contemplated by Section 609 and agrees to comply with the provisions of this Article Twelve applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of Outstanding Securities of such series, (A) in the case of Securities of such series denominated in U.S. dollars, (i) money in an amount, or (ii) U.S. Government Obligations that through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (iii) a combination thereof,

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

            in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on the Securities of such series on the respective Stated Maturities, in accordance with the terms of this Indenture and the Securities of such series or (B) in the case of Securities of such series denominated in a currency other than the U.S. dollar, (i) money in such currency in an amount, or (ii) Foreign Government Obligations that through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in such currency in an amount, or (iii) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on the Securities of such series on the respective Stated Maturities, in accordance with the terms of this Indenture and the Securities of such series. As used herein, (1) "U.S. Government Obligation" means (x) any security that is (i) a direct obligation of the United States of America for the payment of which full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality for the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any specific payment of principal of or interest on any such U.S. Government Obligation specified in Clause (x) and held by such custodian for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any such U.S. Government Obligation, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the Holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt and (2)

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

            "Foreign Government Obligation" means (x) any security that is (i) a direct obligation of the government that issued such currency for the payment of which full faith and credit of such government is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality for such government the payment of which is unconditionally guaranteed as a full faith and credit obligation by such government, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any specific payment of principal of or interest on any such Foreign Government Obligation specified in Clause (x) and held by such custodian for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any such Foreign Government Obligation, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the Holder of such depositary receipt from any amount received by the custodian in respect of the Foreign Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

                  (2) In the case of an election under Section 1202, the Company shall have delivered to the Trustee an Opinion of Counsel stating that the Holders of the Outstanding Securities of such series will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to the Securities of such series and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

                  (3) In the case of an election under Section 1203, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holder of the Outstanding Securities of such series will not recognize gain or loss for Federal income tax purposes as result of the deposit and Covenant Defeasance to be effected with respect to the Securities of such series and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

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

                  (4) The Company shall have delivered to the Trustee an
            Officers' Certificate to the effect that the Securities of such series, if then listed on any securities exchange, will not be delisted as a result of such deposit.

                  (5) No Event of Default or event that (after notice or lapse of time or both) would become an Event of Default shall have occurred and be continuing at the time of such deposit or, with regard to any Event of Default or any such event specified in Sections 501(6) and 501(7), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

                  (6) The Company shall have delivered to the Trustee an
            Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

                  (7) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless such trust shall be qualified under such Act or exempt from regulation thereunder.

                  (8) At the time of such deposit: (A) no default in the payment of principal of (or premium, if any) or interest on any Senior Debt of the Company or Senior Debt of the Guarantor shall have occurred and be continuing or (B) no other event of default with respect to any Senior Debt of the Company or Senior Debt of the Guarantor shall have occurred and be continuing and shall have resulted in such Senior Debt of the Company or Senior Debt of the Guarantor becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, or, in the case of either Clause (A) or Clause (B) above, each such default or event of default shall have been cured or waived or shall have ceased to exist.

      Section 1205. Deposited Money and U.S. Government Obligations or Foreign Government Obligations to be Held In Trust; Other Miscellaneous Provisions.

      Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations or Foreign Government Obligations (including

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the proceeds thereof) deposited with the Trustee or other qualifying trustee
(solely for purposes of this Section and Section 1206, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 1204 in respect of the Securities of any series shall be held in trust and applied by the Trustee, in accordance with the provisions of the Securities of such series and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company or the Guarantor acting as its own Paying Agent) as the Trustee may determine, to the Holders of Securities of such series, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law. Money so held in trust shall not be subject to the provisions of Article Fourteen or of Article Sixteen.

      The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations or Foreign Government Obligations deposited pursuant to Section 1204 or the principal and interest received in respect thereof other than any such tax, fee or other charge that by law is for the account of the Holders of Outstanding Securities.

      Anything in this Article Twelve to the contrary notwithstanding, the Trustee shall deliver or pay to the Company or the Guarantor, as the case may be, from time to time upon Company Request any money or U.S. Government Obligations or Foreign Government Obligations held by it as provided in Section 1204 with respect to Securities of any series that, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Defeasance or Covenant Defeasance with respect to the Securities of such series and the Guarantees endorsed thereon.

      Section 1206.  Reinstatement.

      If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article Twelve with respect to the Securities of any series by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's and the Guarantor's obligations under this Indenture and the Securities of such series and the Guarantees endorsed thereon shall be revived and reinstated as though no deposit had occurred pursuant to this Article Twelve with respect to Securities of such series until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 1205 with respect to Securities of such series in accordance with this Article Twelve; provided, however, that if the

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

Company makes any payment of principal of or any premium or interest on any Security of such series following the reinstatement of its obligations or if the Guarantor makes any payment in respect thereof pursuant to its Guarantee of such Securities of such series, the Company or the Guarantor, as the case may be, shall be subrogated to the rights of the Holders of Securities of such series to receive such payment from the money so held in trust.

                         ARTICLE THIRTEEN

                           Sinking Funds

      Section 1301.  Applicability of Article.

      The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

      The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1302. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

      Section 1302.  Satisfaction of Sinking Fund Payments with Securities.

      The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been acquired or redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities or otherwise, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

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

      Section 1303.  Redemption of Securities for Sinking Fund.

      Not less than 45 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1302 and will also deliver to the Trustee any Securities to be so delivered. Not less than 15 nor more than 45 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                         ARTICLE FOURTEEN

                    Subordination of Securities

      Section 1401.  Securities Subordinate to Senior Debt of the Company.

      The Company covenants and agrees, and each Holder of a Security, by its acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article (subject to the provisions of Article Four and Article Twelve), the payment of the principal of (and premium, if any) and interest on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all amounts then due and payable in respect of all Senior Debt of the Company.

      Section 1402. Payment Over of Proceeds Upon Dissolution, Etc. of the Company.

      In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, arrangement, reorganization, debt restructuring or other similar case or proceeding in connection with any insolvency or bankruptcy proceeding, relative to the Company or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the

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Company, then and in any such event specified in (a), (b) or (c) above (each such event, if any, herein sometimes referred to as a "Proceeding") the holders of Senior Debt of the Company shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Debt of the Company, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt of the Company, before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character, whether in cash, property or securities (including any payment or distribution which may be payable or deliverable by reason of the payment of any other Debt of the Company subordinated to the payment of the Securities, such payment or distribution being hereinafter referred to as "Junior Subordinated Payment"), on account of principal of (or premium, if any) or interest on the Securities or on account of the purchase or other acquisition of Securities by the Company or any Subsidiary of the Company and to that end the holders of Senior Debt of the Company shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any Junior Subordinated Payment, which may be payable or deliverable in respect of the Securities in any such Proceeding.

      In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any Junior Subordinated Payment, before all Senior Debt of the Company is paid in full or payment thereof is provided for in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt of the Company, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Debt of the Company remaining unpaid, to the extent necessary to pay all Senior Debt of the Company in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt of the Company. Any taxes that have been withheld or deducted from any payment or distribution in respect of the Securities, or any taxes that ought to have been withheld or deducted from any such payment or distribution that have been remitted to the relevant taxing authority, shall not be considered to be an amount that the Trustee or the Holder of any Security receives for purposes of this Section.

      For purposes of this Article only, the words "any payment or distribution of any kind or character, whether in cash, property or securities" shall not be

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

deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment which securities are subordinated in right of payment to all then outstanding Senior Debt of the Company to substantially the same extent as the Securities are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the sale of all or substantially all of its properties and assets as an entirety to another Person or the liquidation or dissolution of the Company following the sale of all or substantially all of its properties and assets as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a Proceeding for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by sale such properties and assets as an entirety, as the case may be, shall, as a part of such consolidation, merger, or sale comply with the conditions set forth in Article Eight.

      Section 1403. Prior Payment to Senior Debt of the Company Upon Acceleration of Securities.

      In the event that any Securities are declared due and payable before their Stated Maturity, then and in such event the holders of the Senior Debt of the Company outstanding at the time such Securities so become due and payable shall be entitled to receive payment in full of all amounts due on or in respect of such Senior Debt of the Company, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt of the Company, before the Holders of the Securities are entitled to receive any payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities) by the Company on account of the principal of (or premium, if any) or interest on the Securities or on account of the purchase or other acquisition of Securities by the Company or any Subsidiary; provided, however, that nothing in this Section shall prevent the satisfaction of any sinking fund payment in accordance with Article Thirteen by delivering and crediting pursuant to Section 1302 Securities which have been acquired (upon redemption or otherwise) prior to such declaration of acceleration.

      In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

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      The provisions of this Section shall not apply to any payment with respect to which Section 1402 would be applicable.

      Section 1404.  No Payment When Senior Debt of the Company in Default.

      (a) In the event and during the continuation of any default in the payment of principal of (or premium, if any) or interest on any Senior Debt of the Company, or in the event that any event of default with respect to any Senior Debt of the Company shall have occurred and be continuing and shall have resulted in such Senior Debt of the Company becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, unless and until such event of default shall have been cured or waived or shall have ceased to exist and such acceleration shall have been rescinded or annulled, or (b) in the event any judicial proceeding shall be pending with respect to any such default in payment or such event of default, then no payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities) shall be made by the Company on account of principal of (or premium, if any) or interest on the Securities or on account of the purchase or other acquisition of Securities by the Company or any Subsidiary; provided, however, that nothing in this Section shall prevent the satisfaction of any sinking fund payment in accordance with Article Thirteen by delivering and crediting pursuant to Section 1302 Securities which have been acquired (upon redemption or otherwise) prior to such default in payment or event of default.

      In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

      The provisions of this Section shall not apply to any payment with respect to which Section 1402 would be applicable.

      Section 1405.  Payment Permitted If No Default.

      Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time except during the pendency of any Proceeding referred to in Section 1402 or under the conditions described in Sections 1403 and 1404, from making payments at any time of principal of (and premium, if any) or interest on the Securities, or (b) the application by the Trustee of any money deposited with it hereunder to the

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

payment of or on account of the principal of (and premium, if any) or interest on the Securities or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article.

      Section 1406. Subrogation to Rights of Holders of Senior Debt of the Company.

      Subject to the payment in full of all Senior Debt of the Company, or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt of the Company, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Debt of the Company pursuant to the provisions of this Article (equally and ratably with the holders of all other indebtedness of the Company which by its express terms is subordinated to indebtedness of the Company to substantially the same extent as the Securities are subordinated to the Senior Debt of the Company and is entitled to like rights of subrogation by reason of any payments or distributions made to holders of such Senior Debt of the Company) to the rights of the holders of such Senior Debt of the Company to receive payments and distributions of cash, property and securities of the Company applicable to the Senior Debt of the Company until the principal of (and premium, if any) and interest on the Securities shall be paid in full. If the Trustee or the Holders of the Securities are not for any reason entitled to be subrogated to the rights of holders of Senior Debt of the Company in respect of such payment or distribution, then the Trustee or the Holders of the Securities may require each holder of Senior Debt of the Company to whom any such payment or distribution is made as a condition to such payment or distribution to assign its Senior Debt of the Company to the extent of such payment or distribution and all rights with respect thereto to the Trustee on behalf of the Holders. Such assignment shall not be effective until such time as all Senior Debt of the Company has been paid in full or payment thereof provided for. For purposes of such subrogation or assignment, no payments or distributions to the holders of the Senior Debt of the Company of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Debt of the Company by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Debt of the Company, and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Debt of the Company.

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

      Section 1407.  Provisions Solely to Define Relative Rights.

      The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Debt of the Company on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Debt of the Company, and the Holders of the Securities, the obligations of the Company, which are absolute and unconditional (and which, subject to the rights under this Article of the holders of Senior Debt of the Company, are intended to rank equally with all other general unsecured obligations of the Company), to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Debt of the Company; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture including, without limitation, filing and voting claims in any Proceeding, subject to the rights, if any, under this Article of the holders of Senior Debt of the Company to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

      Without limiting the generality of the foregoing, nothing contained in this Article will restrict the right of the Trustee or the Holders of Securities of any series to take any action to declare the Securities of such series to be due and payable prior to their stated maturity pursuant to Section 502 or to pursue any rights or remedies hereunder.

      Section 1408.  Trustee to Effectuate Subordination.

      Each Holder of a Security by his or her acceptance thereof authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination provided in this Article and appoints the Trustee his or her attorney-in-fact for any and all such purposes.

      Section 1409.  No Waiver of Subordination Provisions.

      No right of any present or future holder of any Senior Debt of the Company to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this

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Indenture, regardless of any knowledge thereof that any such holder may have or be otherwise charged with.

      Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt of the Company may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities, and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Debt of the Company, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter or increase, Senior Debt of the Company, or otherwise amend or supplement in any manner Senior Debt of the Company or any instrument evidencing the same or any agreement under which Senior Debt of the Company is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt of the Company; (iii) release any Person liable in any manner for the collection of Senior Debt of the Company; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

      Section 1410.  Notice to Trustee.

      The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Debt of the Company or from any trustee, agent or representative therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date.

      Subject to the provisions of Section 601, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself or

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

herself to be a holder of Senior Debt of the Company (or a trustee, agent or representative therefor) to establish that such notice has been given by a holder of Senior Debt of the Company (or a trustee, agent or representative therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Debt of the Company to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt of the Company held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

      Section 1411. Reliance on Judicial Order or Certificate of Liquidating Agent.

      Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 601, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Debt of the Company and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

      Section 1412. Trustee Not Fiduciary For Holders of Senior Debt of the Company.

      The Trustee, in its capacity as trustee under this Indenture, shall not be deemed to owe any fiduciary duty to the holders of Senior Debt of the Company and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Debt of the Company shall be entitled by virtue of this Article or otherwise.

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      Section 1413.  Rights of Trustee as Holder of Senior Debt of the
Company; Preservation of Trustee's Rights.

      The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Debt of the Company which may at any time be held by it, to the same extent as any other holder of Senior Debt of the Company, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

      Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

      Section 1414.  Article Applicable to Paying Agents.

      In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee.

      Section 1415.  Defeasance of This Article Fourteen.

      The subordination of the Securities provided by this Article Fourteen is expressly made subject to the provisions for defeasance or covenant defeasance in Article Twelve and, anything herein to the contrary notwithstanding, upon the effectiveness of any such defeasance or covenant defeasance, the Securities then outstanding shall thereupon cease to be subordinated pursuant to this Article Fourteen.

                          ARTICLE FIFTEEN

                      Guarantee of Securities

      Section 1501.  Guarantee.

      The Guarantor hereby unconditionally guarantees to each Holder of a Security of each series of the Company authenticated and delivered by the Trustee or an Authenticating Agent the due and punctual payment of the principal of (premium, if any) and interest on such Security and the due and punctual payment of any sinking fund payments provided for pursuant to the terms of such Security,

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

when and as the same shall become due and payable, whether at Stated Maturity, by declaration of acceleration, call for redemption or otherwise according to the terms of such Security and of this Indenture (the "Guaranteed Obligations"). In case of default by the Company in the payment of any such principal, premium, interest or sinking fund payment, the Guarantor agrees duly and punctually to make any such payment when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Company. The Guarantor hereby agrees that its obligations hereunder shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional irrespective of, and shall be unaffected by, the validity, legality or enforceability of any Security of any series or this Indenture, the absence of any action to enforce the same or any waiver, modification or indulgence or consent granted to the Company with respect thereto by the Holder of any Security of any series or the Trustee, the recovery of any judgment against the Company or any action to enforce the same, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor; provided, however, that notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of the Guarantor, increase the principal amount of a Security or the interest rate thereon or increase any premium payable upon redemption thereof. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right of set-off or counterclaim, any right to require a proceeding first against the Company, protect or notice with respect to any Security or the indebtedness evidenced thereby or with respect to any sinking fund payment required pursuant to the terms of a Security issued under this Indenture and all demands whatsoever, and covenants that this Guarantee will not be discharged as to any Security except by payment in full of the principal of (premium, if any) and interest on such Security.

      Section 1502.  Subrogation.

      The Guarantor shall be subrogated to all rights of the Holder of a Security against the Company in respect of any amounts paid to such Holder by the Guarantor pursuant to the provisions of this Guarantee; provided, however, that the Guarantor shall not, without the consent of all Holders of Securities of such series, be entitled to enforce, or to receive, any payments arising out of or based upon, such right of subrogation until the principal of (and premium, if any) and interest then due and payable on all Securities of the relevant series shall have been irrevocably paid in full in accordance with the terms of such Securities.

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      Section 1503.  Reinstatement.

      The Guarantee of the Guarantor is a guarantee of payment when due and not of collection. The Guarantee shall continue to be effective, or be reinstated, as the case may be, in respect of any Security if at any time payment, or any part thereof, of such Security is rescinded or must otherwise be restored or returned by the Holder of such Security or any trustee for said Holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any other entity, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any other entity or any substantial part of their respective property, or otherwise, all as though such payments had not been made.

      Section 1504.  Execution and Delivery of Guarantees.

      To evidence its guarantee set forth in Section 1501, the Guarantor hereby agrees to execute, subject to Section 201, the Guarantee in a form established pursuant to Section 206, to be endorsed on each Security authenticated and delivered by the Trustee. Each such Guarantee shall be executed by the Guarantor as provided in Section 303.

      The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee endorsed thereon on behalf of the Guarantor.

                          ARTICLE SIXTEEN

                    Subordination of Guarantees

      Section 1601.  Guarantees Subordinate to Senior Debt of the Guarantor.

      The Guarantor covenants and agrees, and each Holder of a Security, by its acceptance of the Securities, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article (subject to the provisions of Article Four and Article Twelve), all obligations of the Guarantor under the Guarantees are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all amounts then due and payable in respect of all Senior Debt of the Guarantor.

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      Section 1602.  Payment Over of Proceeds Upon Dissolution, Etc. of the
Guarantor.

      In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, arrangement, reorganization, debt restructuring or other similar case or proceeding in connection with any insolvency or bankruptcy proceeding, relative to the Guarantor or to its assets, or (b) any liquidation, dissolution or other winding up of the Guarantor, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Guarantor, then and in any such event specified in (a), (b) or (c) above (each such event, if any, herein sometimes referred to as a "Guarantor Proceeding") the holders of Senior Debt of the Guarantor shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Debt of the Guarantor, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt of the Guarantor, before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character, whether in cash, property or securities (including any payment or distribution which may be payable or deliverable by reason of the payment of any other Debt of the Guarantor subordinated to the payment of the Guarantees, such payment or distribution being hereinafter referred to as "Guarantor Junior Subordinated Payment"), pursuant to the Guarantee of the Guarantor on account of principal of (or premium, if any) or interest on the Securities or on account of the purchase or other acquisition of Securities by the Guarantor or any Subsidiary of the Guarantor and to that end the holders of Senior Debt of the Guarantor shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any Guarantor Junior Subordinated Payment, which may be payable or deliverable pursuant to the Guarantee of the Guarantor in respect of the Securities in any such Proceeding.

      In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received on account of the Securities or the Guarantee of the Guarantor any payment or distribution of assets of the Guarantor of any kind or character, whether in cash, property or securities, including any Guarantor Junior Subordinated Payment, before all Senior Debt of the Guarantor is paid in full or payment thereof is provided for in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt of the Guarantor, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee,

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custodian, assignee, agent or other Person making payment or distribution of assets of the Guarantor for application to the payment of all Senior Debt of the Guarantor remaining unpaid, to the extent necessary to pay all Senior Debt of the Guarantor in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt of the Guarantor. Any taxes that have been withheld or deducted from any payment or distribution in respect of the Securities or the Guarantees, or any taxes that ought to have been withheld or deducted from any such payment or distribution that have been remitted to the relevant taxing authority, shall not be considered to be an amount that the Trustee or the Holder of any Security receives for purposes of this Section.

      For purposes of this Article only, the words "any payment or distribution of any kind or character, whether in cash, property or securities" shall not be deemed to include shares of stock of the Guarantor as reorganized or readjusted, or securities of the Guarantor or any other corporation provided for by a plan of reorganization or readjustment which securities are subordinated in right of payment to all then outstanding Senior Debt of the Guarantor to substantially the same extent as the Guarantees are so subordinated as provided in this Article. The consolidation of the Guarantor with, or the merger of the Guarantor into, another Person or the liquidation or dissolution of the Guarantor following the sale of all or substantially all of its properties and assets as an entirety to another Person or the liquidation or dissolution of the Guarantor following the sale of all or substantially all of its properties and assets as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a Guarantor Proceeding for the purposes of this
Section if the Person formed by such consolidation or into which the Guarantor is merged or the Person which acquires by sale such properties and assets as an entirety, as the case may be, shall, as a part of such consolidation, merger, or sale comply with the conditions set forth in Article Eight.

      Section 1603. Prior Payment to Senior Debt of the Guarantor Upon Acceleration of Securities.

      In the event that any Securities are declared due and payable before their Stated Maturity, then and in such event the holders of the Senior Debt of the Guarantor outstanding at the time such Securities so become due and payable shall be entitled to receive payment in full of all amounts due on or in respect of such Senior Debt of the Guarantor, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt of the Guarantor, before the Holders of the Securities are entitled to receive any payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Guarantor being subordinated to the payment of the Guarantees) pursuant to the Guarantee of the Guarantor on

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

account of the principal of (or premium, if any) or interest on the Securities or on account of the purchase or other acquisition of Securities by the Guarantor or any Subsidiary; provided, however, that nothing in this Section shall prevent the satisfaction of any sinking fund payment in accordance with Article Thirteen by delivering and crediting pursuant to Section 1302 Securities which have been acquired (upon redemption or otherwise) prior to such declaration of acceleration.

      In the event that, notwithstanding the foregoing, the Guarantor shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Guarantor.

      The provisions of this Section shall not apply to any payment with respect to which Section 1602 would be applicable.

      Section 1604.  No Payment When Senior Debt of the Guarantor in
Default.

      (a) In the event and during the continuation of any default in the payment of principal of (or premium, if any) or interest on any Senior Debt of the Guarantor, or in the event that any event of default with respect to any Senior Debt of the Guarantor shall have occurred and be continuing and shall have resulted in such Senior Debt of the Guarantor becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, unless and until such event of default shall have been cured or waived or shall have ceased to exist and such acceleration shall have been rescinded or annulled, or (b) in the event any judicial proceeding shall be pending with respect to any such default in payment or such event of default, then no payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Guarantor being subordinated to the payment of the Guarantees) shall be made by the Guarantor pursuant to the Guarantees on account of principal of (or premium, if any) or interest on the Securities or on account of the purchase or other acquisition of Securities by the Guarantor or any Subsidiary; provided, however, that nothing in this Section shall prevent the satisfaction of any sinking fund payment in accordance with Article Thirteen by delivering and crediting pursuant to Section 1302 Securities which have been acquired (upon redemption or otherwise) prior to such default in payment or event of default.

      In the event that, notwithstanding the foregoing, the Guarantor shall make any payment to the Trustee or the Holder of any Security prohibited by the

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foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Guarantor.

      The provisions of this Section shall not apply to any payment with respect to which Section 1602 would be applicable.

      Section 1605.  Payment Permitted If No Default.

      Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities or the Guarantees shall prevent (a) the Guarantor, at any time except during the pendency of any Guarantor Proceeding referred to in Section 1602 or under the conditions described in Sections 1603 and 1604, from making payments at any time pursuant to the Guarantees of the Guarantor of principal of (and premium, if any) or interest on the Securities, or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal of (and premium, if any) or interest on the Securities or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article.

      Section 1606. Subrogation to Rights of Holders of Senior Debt of the Guarantor.

      Subject to the payment in full of all Senior Debt of the Guarantor, or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt of the Guarantor, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Debt of the Guarantor pursuant to the provisions of this Article (equally and ratably with the holders of all other indebtedness of the Guarantor which by its express terms is subordinated to indebtedness of the Guarantor to substantially the same extent as the Guarantees are subordinated to the Senior Debt of the Guarantor and is entitled to like rights of subrogation by reason of any payments or distributions made to holders of such Senior Debt of the Guarantor) to the rights of the holders of such Senior Debt of the Guarantor to receive payments and distributions of cash, property and securities of the Guarantor applicable to the Senior Debt of the Guarantor until the principal of (and premium, if any) and interest on the Securities shall be paid in full. If the Trustee or the Holders of the Securities are not for any reason entitled to be subrogated to the rights of holders of Senior Debt of the Guarantor in respect of such payment or distribution, then the Trustee or the Holders of the Securities may require each holder of Senior Debt of the Guarantor to whom any such

                                      101
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payment or distribution is made as a condition to such payment or distribution to assign its Senior Debt of the Guarantor to the extent of such payment or distribution and all rights with respect thereto to the Trustee on behalf of the Holders. Such assignment shall not be effective until such time as all Senior Debt of the Guarantor has been paid in full or payment thereof provided for. For purposes of such subrogation or assignment, no payments or distributions to the holders of the Senior Debt of the Guarantor of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Debt of the Guarantor by Holders of the Securities or the Trustee, shall, as among the Guarantor, its creditors other than holders of Senior Debt of the Guarantor, and the Holders of the Securities, be deemed to be a payment or distribution by the Guarantor to or on account of the Senior Debt of the Guarantor.

      Section 1607.  Provisions Solely to Define Relative Rights.

      The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Debt of the Guarantor on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities or in the Guarantees is intended to or shall (a) impair, as among the Guarantor, its creditors other than holders of Senior Debt of the Guarantor, and the Holders of the Securities, the obligations of the Guarantor, which are absolute and unconditional (and which, subject to the rights under this Article of the holders of Senior Debt of the Guarantor, are intended to rank equally with all other general unsecured obligations of the Guarantor), to pay to the Holders of the Securities pursuant to and in accordance with the Guarantees the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Guarantor of the Holders of the Securities and creditors of the Guarantor other than the holders of Senior Debt of the Guarantor; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture including, without limitation, filing and voting claims in any Guarantor Proceeding, subject to the rights, if any, under this Article of the holders of Senior Debt of the Guarantor to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

      Without limiting the generality of the foregoing, nothing contained in this Article will restrict the right of the Trustee or the Holders of the Securities of any series to take any action to declare the Securities of such series to be due and payable prior to their stated maturity pursuant to Section 502 or to pursue any rights or remedies hereunder.


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

      Section 1608.  Trustee to Effectuate Subordination.

      Each Holder of a Security by his or her acceptance thereof authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination provided in this Article and appoints the Trustee his or her attorney-in-fact for any and all such purposes.

      Section 1609.  No Waiver of Subordination Provisions.

      No right of any present or future holder of any Senior Debt of the Guarantor to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Guarantor or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Guarantor with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or be otherwise charged with.

      Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt of the Guarantor may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities, and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Debt of the Guarantor, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter or increase, Senior Debt of the Guarantor, or otherwise amend or supplement in any manner Senior Debt of the Guarantor or any instrument evidencing the same or any agreement under which Senior Debt of the Guarantor is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt of the Guarantor; (iii) release any Person liable in any manner for the collection of Senior Debt of the Guarantor; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

      Section 1610.  Notice to Trustee.

      The Guarantor shall give prompt written notice to the Trustee of any fact known to the Guarantor which would prohibit the making of any payment to or by the Trustee in respect of the Guarantees. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Guarantees, unless and until the Trustee shall have received written notice thereof from the Guarantor or a holder of Senior Debt of the Guarantor or from any trustee, agent or representative therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date.

      Subject to the provisions of Section 601, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself or herself to be a holder of Senior Debt of the Guarantor (or a trustee, agent or representative therefor) to establish that such notice has been given by a holder of Senior Debt of the Guarantor (or a trustee, agent or representative therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Debt of the Guarantor to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt of the Guarantor held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

      Section 1611. Reliance on Judicial Order or Certificate of Liquidating Agent.

      Upon any payment or distribution of assets of the Guarantor referred to in this Article, the Trustee, subject to the provisions of Section 601, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Guarantor Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Debt of the Guarantor and other indebtedness of the Guarantor, the amount thereof or payable thereon, the amount

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or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

      Section 1612. Trustee Not Fiduciary For Holders of Senior Debt of the Guarantor.

      The Trustee, in its capacity as trustee under this Indenture, shall not be deemed to owe any fiduciary duty to the holders of Senior Debt of the Guarantor and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Guarantor or to any other Person cash, property or securities to which any holders of Senior Debt of the Guarantor shall be entitled by virtue of this Article or otherwise.

      Section 1613. Rights of Trustee as Holder of Senior Debt of the Guarantor; Preservation of Trustee's Rights.

      The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Debt of the Guarantor which may at any time be held by it, to the same extent as any other holder of Senior Debt of the Guarantor, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

      Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

      Section 1614.  Article Applicable to Paying Agents.

      In case at any time any Paying Agent other than the Trustee shall have been appointed by the Guarantor and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee.

      Section 1615.  Defeasance of This Article Sixteen.

      The subordination of the Guarantees provided by this Article Sixteen is expressly made subject to the provisions for defeasance or covenant defeasance in Article Twelve and, anything herein to the contrary notwithstanding, upon the effectiveness of any such defeasance or covenant defeasance with respect to the Securities of a series, the Guarantees of the Guarantor with respect to the Securities of such series shall thereupon cease to be subordinated pursuant to this Article Sixteen.

                              * * * *

      This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                        AETNA LIFE AND CASUALTY COMPANY

                        By    ______________________________
                              Name:
                              Title:

[Seal]

Attest:

--------------------

                        AETNA INC.

                        By    ______________________________
                              Name:
                              Title:

[Seal]

Attest:

--------------------

                        STATE STREET BANK AND TRUST
                        COMPANY OF CONNECTICUT, NATIONAL
                        ASSOCIATION

                        By    ______________________________
                              Name:
                              Title:

[Seal]

Attest:

--------------------

STATE OF CONNECTICUT    )
                        )     ss.:
COUNTY OF HARTFORD      )

      On the        day of      , 1996, before me personally came              ,
to me known, who, being by me duly sworn, did depose and say that (s)he is of AETNA LIFE AND CASUALTY COMPANY, one of the corporations described in and which executed the foregoing instrument; that (s)he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that (s)he signed her/his name thereto by like authority.

                                    -------------------------
                                             Notary Public

STATE OF CONNECTICUT    )
                        )     ss.:
COUNTY OF HARTFORD      )

      On the      day of        , 1996, before me personally came              ,
to me known, who, being by me duly sworn, did depose and say that (s)he is of AETNA INC., one of the corporations described in and which executed the foregoing instrument; that (s)he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that (s)he signed her/his name thereto by like authority.

                                    -------------------------
                                             Notary Public

COMMONWEALTH OF MASSACHUSETTS       )
                                    )     ss.:
COUNTY OF SUFFOLK                   )

      On the         day of         , 1996, before me personally came          ,
to me known, who, being by me duly sworn, did depose and say that (s)he is of STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, one of the corporations described in and which executed the foregoing instrument; that (s)he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that (s)he signed her/his name thereto by like authority.

                                    -------------------------
                                             Notary Public